Exhibit 10.1

EXECUTION COPY

CSGQ TRUST

Issuer,

CITIBANK, N.A.

Note Administrator

and

U.S. BANK NATIONAL ASSOCIATION

Indenture Trustee

MASTER INDENTURE

Dated as of June 25, 2002

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Section 3.14.	Servicer’s Obligations. The Issuer shall use all reasonable efforts to cause the Servicer to comply with all of its obligations under the Transaction Documents
Section 3.15.	Guarantees, Loans, Advances and Other Liabilities
Section 3.16.	Capital Expenditures
Section 3.17.	Removal of Administrator
Section 3.18.	Restricted Payments
Section 3.19.	Notice of Events of Default
Section 3.20.	Further Instruments and Acts
ARTICLE IV	SATISFACTION AND DISCHARGE
Section 4.01.	Satisfaction and Discharge of this Indenture
Section 4.02.	Application of Trust Money
ARTICLE V	REDEMPTION EVENTS, DEFAULTS AND REMEDIES
Section 5.01.	Redemption Events
Section 5.02.	Events of Default
Section 5.03.	Acceleration of Maturity; Rescission and Annulment
Section 5.04.	Collection of Indebtedness and Suits for Enforcement by Indenture Trustee
Section 5.05.	Remedies; Priorities
Section 5.06.	Optional Preservation of the Collateral
Section 5.07.	Limitation on Suits
Section 5.08.	Unconditional Rights of Noteholders to Receive Principal and Interest
Section 5.09.	Restoration of Rights and Remedies
Section 5.10.	Rights and Remedies Cumulative
Section 5.11.	Delay or Omission Not Waiver
Section 5.12.	Rights of Noteholders to Direct Indenture Trustee
Section 5.13.	Waiver of Past Defaults
Section 5.14.	Undertaking for Costs
Section 5.15.	Waiver of Stay or Extension Laws
Section 5.16.	Sale of Receivables
Section 5.17.	Action on Notes

Section 12.16.	Limitation of Liability
Section 12.17.	Certain Commercial Law Representations and Warranties

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This MASTER INDENTURE, dated as of June 25, 2002 (herein, as amended, modified or supplemented from time to time as permitted hereby, called this “Indenture”), between CSGQ Trust, a business trust created under the laws of the State of Delaware (herein, together with its permitted successors and assigns, called the “Issuer” or the “Trust”), U.S. Bank National Association, a national banking association, as indenture trustee (herein, together with its successors in the trusts hereunder, called the “Indenture Trustee”) and Citibank, N.A., a national association, as note administrator (herein, together with its successors in the trusts hereunder, called the “Note Administrator”).  This Indenture may be supplemented at any time and from time to time by an indenture supplement in accordance with Article X hereof (an “Indenture Supplement,” and any Indenture Supplement together with this Indenture and amendments hereof collectively referred to as the “Agreement”).  If a conflict exists between the terms and provisions of this Indenture and any Indenture Supplement, the terms and provisions of the Indenture Supplement shall be controlling with respect to the related Series.

PRELIMINARY STATEMENT

The Issuer has duly authorized the execution and delivery of this Indenture to provide for issuances of its asset backed notes in one or more series (the “Notes”) and the issuance of interests representing an amount of Receivables securing any such Series of Notes in excess of the invested amount of such Notes, all as provided in this Indenture and any related Indenture Supplement.  All covenants and agreements made by the Issuer herein are for the benefit and security of the Noteholders and any Series Enhancer.  The Issuer is entering into this Indenture, and the Indenture Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.

Simultaneously with the delivery of this Indenture the Issuer is entering into the Transfer and Servicing Agreement with CompuCredit Corporation, a Georgia corporation (the “Servicer”), CSG Funding, LLC, a Delaware limited liability company (the “O/C Holder”), and PACCT, LLC, a Delaware limited liability company (the “Transferor”), pursuant to which (a) the Transferor will convey to the Issuer all of its right, title and interest in, to and under the Receivables and (b) the Servicer will agree to service the Receivables and make collections thereon on behalf of the Noteholders.

Under the Transfer and Servicing Agreement, Receivables arising in the Accounts from time to time will be conveyed thereunder to the Issuer.

GRANTING CLAUSES

The Issuer hereby Grants to the Indenture Trustee, for the benefit of the Holders of the Notes and the holders of any other interests in the Receivables as specified in the related Indenture Supplement, all of the Issuer’s right, title and interest, whether now owned or hereafter acquired, in, to and under all of the Issuer’s property, including, without limitation (a) the Receivables existing at the close of business on the Cut-Off Date and thereafter created or acquired by the Trust from time to time and arising in connection with the Accounts, (b) all Interchange and Recoveries allocable to the Issuer as provided in the Transfer and Servicing Agreement and all monies due or to become due and all amounts received or receivable with respect thereto, (c) all monies and other property credited to the Collection Account and the Series Accounts (including any subaccounts of such account), and all interest, dividends, earnings, income and other distributions from time to time received, receivable or otherwise distributed or distributable thereto or in respect thereof (including any accrued discount realized on liquidation of any investment purchased at a discount), (d) all rights, remedies, powers, privileges and claims of the Issuer under or with respect to any Series Enhancement, the Trust Agreement, the Transfer and Servicing Agreement or the Receivables Purchase Agreement (whether arising pursuant to the terms of such Series Enhancement, the Trust Agreement, the Transfer and Servicing Agreement or the Receivables Purchase Agreement or otherwise available to the Issuer at law or in equity), including, without limitation, the rights of the Issuer to enforce such Series Enhancement, the Trust Agreement, the Transfer and Servicing Agreement or the Receivables Purchase Agreement, and to give or withhold any and all consents, requests, notices, directions, approvals, extensions or waivers under or with respect to such Series Enhancement, the Trust Agreement, the Transfer and Servicing Agreement or the Receivables Purchase Agreement to the same extent as the Issuer could but for the assignment and security interest granted to the Indenture Trustee for the benefit of the Noteholders and the holders of any other interests in the Receivables as specified in the related Indenture Supplement, (e) all money, accounts, general intangibles, chattel paper, instruments, documents, goods, investment property, deposit accounts, certificates of deposit, letters of credit, and advices of credit consisting of, arising from, or related to the foregoing, (f) all other property of the Issuer, and (g) all present and future claims, demands, causes and choses in action in respect of any or all of the foregoing and all payments on or under and all proceeds of every kind and nature whatsoever in respect of any or all of the foregoing, including all proceeds, products, rents, receipts or profits of the conversion, voluntary or involuntary, into cash or other property, all cash and non-cash proceeds, and other property consisting of, arising from or relating to all or any part of any of the foregoing; in each case, excluding the Transferor Amount and all amounts distributable to the Holders of any Certificates pursuant to the terms of any Transaction Document (collectively, the “Collateral”).

LIMITED RECOURSE

The obligation of the Issuer to make payments of principal of, interest on and other amounts with respect to, the Notes or any other interests in the Receivables specified in the related Indenture Supplement is limited by recourse only to the Collateral.

ARTICLE I

DEFINITIONS

Section 1.01.          Definitions.

Whenever used in this Indenture, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

“Accounts Owner” shall have the meaning specified in the Transfer and Servicing Agreement.

“Act” shall have the meaning specified in subsection 12.03(a).

“Administration Agreement” shall mean the Administration Agreement, dated as of June 25, 2002, between the Issuer and the Administrator, as the same may be amended, supplemented or otherwise modified from time to time.

“Administrator” shall mean CSG, LLC, or its permitted successors and assigns, or any successor Administrator under the Administration Agreement.

“Adverse Effect” shall have the meaning specified in the Transfer and Servicing Agreement.

“Agreement” shall mean this Master Indenture, as the same may be amended, supplemented or otherwise modified from time to time, including, with respect to any Series or Class, the related Indenture Supplement.

“Applicants” shall have the meaning specified in Section 2.09.

“Authorized Officer” shall mean:

(a)           with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Owner Trustee to the Indenture Trustee and the Note Administrator on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter) and any Vice President or more senior officer of the Administrator who is authorized to act for the Administrator in matters relating to the Issuer and to be acted upon by the Administrator pursuant to the Administration Agreement and who is identified on the list of Authorized Officers (containing the specimen signatures of such officers) delivered by the Administrator to the Indenture Trustee and the Note Administrator on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter);

(b)           with respect to the Transferor, any officer of the Transferor who is authorized to act for the Transferor in matters relating to the Transferor and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Transferor to the Indenture Trustee and the Note Administrator on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter);

(c)           with respect to the Servicer, any officer of the Servicer who is authorized to act for the Servicer in matters relating to the Servicer and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Servicer to the Indenture Trustee and the Note Administrator on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter);

(d)           with respect to the O/C Holder, any officer of the O/C Holder who is authorized to act for the O/C Holder in matters related to the O/C Holder and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the O/C Holder to the Indenture Trustee and the Note Administrator on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter); and

(e)           with respect to the Note Administrator, any officer of the Note Administrator who is authorized to act for the Note Administrator in matters related to the Note Administrator and who is identified on the list of Authorized Officers, containing the specimen signature of each such Person, delivered by the Note Administrator to the Indenture Trustee on the relevant Closing Date (as such list may be modified or supplemented from time to time thereafter).

“Business Day” shall have the meaning specified in the Transfer and Servicing Agreement.

“Certificate Trust Agreements” shall mean the Pass-Through Trust Agreement, Series 2002-1, dated as of June 25, 2002, among CSGQ Trust, Presidio Trust, the Certificate Trustee and the Certificate Administrator and each supplement thereto.

“Certificate Administrator” shall mean the certificate administrator under the Certificate Trust Agreements.

“Certificate Trustee” shall mean the trustee under the Certificate Trust Agreements.

“Certificates” shall have the meaning specified in the Trust Agreement.

“Class” shall mean, with respect to any Series, any one of the classes of Notes or other interests in the Receivables of that Series, as specified in the related Indenture Supplement.

“Closing Date” shall mean, with respect to any Series, the closing date specified in the related Indenture Supplement.

“Code” shall mean the Internal Revenue Code of 1986, as amended.

“Collateral” shall have the meaning specified in the Granting Clause of this Indenture.

“Collection Account” shall have the meaning specified in Section 8.03.

“Collections” shall have the meaning specified in the Transfer and Servicing Agreement.

“CompuCredit” shall mean CompuCredit Corporation, a Georgia corporation.

“Controlling Noteholders” shall mean the holders of at least 50% of the Outstanding Amount of the Class A Notes (as so designated in the related Indenture Supplement) or, if the Class A Notes have been paid in full, 50% of the Outstanding Amount of the Class B Notes (as so designated in the related Indenture Supplement).  The Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.

“Corporate Trust Office” means (i) the principal office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered, which office on the date of the execution of this Indenture is located at 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Structured Finance/Project PACCT, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Note Administrator, the Certificate Trustee, the Certificate Administrator and the Transferor, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Note Administrator, the O/C Holder, the Certificate Trustee, the Certificate Administrator and the Transferor); and (ii) the principal office of the Note Administrator at which at any particular time its corporate trust business shall be administered, which office on the date of the execution of this Indenture is located at 111 Wall Street, Zone 3,

14th Floor, New York, New York 10005, Attention: Structured Finance Group/PACCT, Series 2001-1, or at such other address as the Note Administrator may designate from time to time by notice to the Noteholders, the Indenture Trustee, the Certificate Trustee, the Certificate Administrator and the Transferor, or the principal corporate trust office of any successor Note Administrator (the address of which the successor Note Administrator will notify the Noteholders, the Indenture Trustee, the O/C Holder, the Certificate Trustee, the Certificate Administrator and the Transferor); provided that for the purposes of Section 3.02, the address of any such office shall be in the Borough of Manhattan of the City of New York.

“CSG, LLC” shall mean CSG, LLC, a Delaware limited liability company, or any of its successors or assigns.

“Cut-Off Date” shall mean May 31, 2002.

“Date of Processing” shall have the meaning specified in the Transfer and Servicing Agreement.

“Default” shall mean any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default.

“Defaulted Receivables” shall have the meaning specified in the Transfer and Servicing Agreement.

“Definitive Notes” shall mean Notes in definitive, fully registered form.

“Deposit Date” shall mean each day on which the Servicer deposits Collections in the Collection Account.

“Determination Date” shall mean, unless otherwise specified in the Indenture Supplement for a particular Series, the fourth Business Day preceding the Distribution Date.

“Distribution Date” shall mean, with respect to any Series, the date specified in the applicable Indenture Supplement.

“Dollars,” “$” or “U.S. $” shall mean United States dollars.

“DTC” shall mean The Depository Trust Company and any successors thereto.

“Eligible Institution” shall mean a depository institution (which may include the Owner Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Indenture Trustee) organized under the laws of the United States or any one of the states thereof, or the District of Columbia (or any domestic branch of a foreign bank), and which depository institution at all times (a) has either (i) a long-term unsecured debt rating of “Aa3” or better by Moody’s or (ii) a certificate of deposit rating of “P-1” by Moody’s, (b) has either (i) a long-term unsecured debt rating of “AA-” by Standard & Poor’s or (ii) a certificate of deposit rating of “A-1+” by Standard & Poor’s and (c) is a member of the FDIC.  Notwithstanding the previous sentence, any institution the appointment of which satisfies the Rating Agency Condition shall be considered an Eligible Institution.  If so qualified, the Servicer may be considered an Eligible Institution for the purposes of this definition.

“Eligible Investments” shall mean, as of any date of determination, the following instruments, investment property, or other property, other than securities issued by or obligations of CompuCredit and any Accounts Owner, which evidence:

(a)           direct obligations of, or obligations fully guaranteed as to timely payment of principal and interest by, the United States of America;

(b)           demand deposits, time deposits or certificates of deposit (having original maturities of no more than 365 days) of depository institutions or trust companies incorporated under the laws of the United States of America or any state thereof, or the District of Columbia (or domestic branches of foreign banks) and subject to supervision and examination by federal or state banking or depository institution authorities; provided that at the time of the Trust’s investment or contractual commitment to invest therein, the short-term debt rating of such depository institution or trust company shall be in the highest rating category of Standard & Poor’s and of Moody’s unless otherwise specified in the related Indenture Supplement;

(c)           commercial paper or other short-term obligations (having original or remaining maturities of no more than thirty (30) days) having, at the time of the Trust’s investment or contractual commitment to invest therein, a rating in the highest rating category of Standard & Poor’s and of Moody’s unless otherwise specified in the related Indenture Supplement;

(d)           demand deposits, time deposits and certificates of deposit which (i) are scheduled to mature on a date occurring no later than the immediately succeeding Distribution Date, (ii) are fully insured by the FDIC and (iii) have, at the time of the Trust’s investment therein, a rating in the highest rating category of Standard & Poor’s and of Moody’s unless otherwise specified in the related Indenture Supplement;

(e)           bankers’ acceptances (having original maturities of no more than 365 days) issued by any depository institution or trust company referred to in clause (b) above;

(f)            money market funds having, at the time of the Trust’s investment therein, a rating in the highest rating category of Standard & Poor’s and of Moody’s unless otherwise specified in the related Indenture Supplement (including funds for which the Indenture Trustee or the Certificate Trustee or any of their respective Affiliates is investment manager or advisor);

(g)           time deposits (other than those referred to in clause (b) or (d) above), with a Person whose commercial paper has a credit rating satisfactory to Standard & Poor’s and Moody’s unless otherwise specified in the related Indenture Supplement and which are scheduled to mature on a date occurring no later than the immediately succeeding Distribution Date; or

(h)           any other investment of a type or rating that satisfies the Rating Agency Condition.

“Enhancement Agreement” shall mean any agreement, instrument or document governing the terms of any Series Enhancement or pursuant to which any Series Enhancement is issued or outstanding.

“Euroclear Operator” shall mean Euroclear Bank S.A./N.V., as operator of the Euroclear System and any successor thereto.

“Event of Default” shall have the meaning specified in Section 5.02.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“FDIC” shall mean the Federal Deposit Insurance Corporation or any successor thereto.

“Finance Charge Receivables” shall have the meaning specified in the Transfer and Servicing Agreement.

“Final Maturity Date” shall mean, with respect to any Series, the final maturity date for such Series specified in the related Indenture Supplement.

“GAAP” means generally accepted accounting principles in the United States of America in effect from time to time.

“Grant” means to mortgage, pledge, bargain, warrant, alienate, remise, release, convey, assign, transfer, create, and grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to this Indenture.  A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for, collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto.

“Indenture” shall mean this Master Indenture, dated as of June 25, 2002, among the Issuer, the Note Administrator and the Indenture Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Indenture Supplement” shall mean, with respect to any Series, a supplement to the Indenture, executed and delivered in connection with the original issuance of the Notes of such Series pursuant to Section 10.01, and an amendment to this Indenture executed pursuant to Sections 10.01 or 10.02, and, in either case, including all amendments thereof and supplements thereto.

“Indenture Trustee” shall mean U.S. Bank National Association, a national banking association, in its capacity as indenture trustee under the Agreement, its successors in interest and any successor indenture trustee under the Agreement.

“Independent” shall mean, when used with respect to any specified Person, that the Person (a) is in fact independent of the Issuer, any other obligor upon the Notes, the Transferor and any Affiliate of any of the foregoing Persons, (b) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons and (c) is not connected with the Issuer, any such other obligor, the Transferor or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

“Indirect Participant” shall mean other Persons such as securities brokers and dealers, banks and trust companies that clear or maintain a custodial relationship with a participant of DTC, either directly or indirectly.

“Insolvency Event” shall have the meaning specified in subsection 5.01(a).

“Invested Amount” shall mean, with respect to any Series and for any date, an amount equal to the “Invested Amount” specified in the related Indenture Supplement.

“Investment Company Act” shall mean the Investment Company Act of 1940, as amended.

“Issuer” shall mean the Trust.

“Issuer Order” and “Issuer Request” shall mean a written order or request signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee and/or the Note Administrator, as the case may be.

“Lien” shall have the meaning specified in the Transfer and Servicing Agreement.

“Majority Noteholders” shall mean, with respect to any Series, the Holders of more than 50% of the Outstanding Amount of the Notes of such Series.  The Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.

“Monthly Period” shall mean, with respect to each Distribution Date, unless otherwise provided in an Indenture Supplement, the period from and including the first day of the preceding calendar month to and including the last day of such calendar month; provided, however, that the initial Monthly Period with respect to any Series will commence on the Cut-Off Date with respect to such Series, unless otherwise specified in the related Indenture Supplement.

“Moody’s” shall mean Moody’s Investors Service, Inc. and any successor thereto.

“New Issuance” shall have the meaning specified in subsection 2.11(a).

“Note Administrator” shall mean Citibank, N.A., a national association in its capacity as note administrator under this Indenture, its successors in interest and any successor note administrator under this Indenture.

“Note Interest Rate” shall mean, as of any particular date of determination and with respect to any Series or Class, the interest rate as of such date specified therefor in the related Indenture Supplement.

“Note Register” shall have the meaning specified in Section 2.05.

“Noteholder” or “Holder” shall mean the Person in whose name a Note is registered on the Note Register or such other Person deemed to be a “Noteholder” or “Holder” in any related Indenture Supplement.

“Notes” shall mean Notes of all Series issued by the Trust pursuant to the Indenture and the applicable Indenture Supplements.

“Notice of Default” shall have the meaning specified in Section 5.02(c).

“O/C Certificate” shall mean the certificate executed by the Trust and authenticated by or on behalf of the Indenture Trustee, which certificate evidences an undivided interest in the O/C Invested Amount, as may be specified in the related Indenture Supplement.

“O/C Holder” shall mean CSG Funding, LLC, a Delaware limited liability company, and any permitted successors and assigns.

“Officer’s Certificate” shall mean, unless otherwise specified in this Indenture, a certificate delivered to the Indenture Trustee and the Note Administrator signed by any Authorized Officer of the Issuer, Transferor, Servicer or O/C Holder, as applicable, under the circumstances described in, and otherwise complying with, the applicable requirements of Section 12.01, except to the extent executed by the Owner Trustee on behalf of the Issuer.

“Opinion of Counsel” shall mean a written opinion of counsel, who may be counsel for, or an employee of, the Person providing the opinion; provided that a Tax Opinion shall be an opinion of nationally recognized tax counsel.

“Outstanding” shall mean, as of the date of determination, all Notes theretofore authenticated and delivered under this Indenture except:

(i)            Notes theretofore canceled by the Transfer Agent and Registrar or delivered to the Transfer Agent and Registrar for cancellation;

(ii)           Notes or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the Holders of such Notes (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor, satisfactory to the Note Administrator, has been made); and

(iii)          Notes in exchange for or in lieu of other Notes which have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Note Administrator is presented that any such Notes are held by a “protected purchaser” (as defined in the New York UCC);

; provided that in determining whether the Holders of the requisite Outstanding Amount of the Notes have given any request, demand, authorization, direction, notice, consent or waiver hereunder or under this Indenture or any Indenture Supplement, Notes owned by the Issuer, the Transferor or any Affiliate or agent thereof shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Notes that a Responsible Officer of the Indenture Trustee actually knows to be so owned shall be so disregarded.  Notes so owned that have been pledged in good faith may be regarded as

Outstanding if the pledgee establishes to the satisfaction of the Indenture Trustee the pledgee’s right so to act with respect to such Notes and that the pledgee is not the Issuer, the Transferor or any Affiliate or agent thereof.  In making any such determination, the Indenture Trustee may rely on the representations of the pledgee and shall not be required to undertake any independent investigation.

“Outstanding Amount” means the aggregate principal amount of all Notes Outstanding at the date of determination and, with respect to the Notes of a particular Series, the aggregate principal amount of all Notes of such Series which are Outstanding at the date of determination.

“Owner Trustee” shall mean Wilmington Trust Company, not in its individual capacity, but solely as owner trustee under the Trust Agreement, its successors in interest and any successor owner trustee under the Trust Agreement.

“Paired Series” shall mean (i) each Series which has been paired with another Series (which Series may be prefunded or partially prefunded), such that the reduction of the Invested Amount of such Series results in the increase of the Invested Amount of such other Series, as described in the related Indenture Supplements, and (ii) such other Series.

“Pass-Through Trust Agreement” shall mean the Pass-Through Trust Agreement dated as of June 25, 2002 among CSGQ Trust, Presidio Trust, U.S. Bank National Association, as certificate trustee, and Citibank, N.A., as certificate administrator, as amended and supplemented from time to time.

“Paying Agent” shall mean any paying agent appointed pursuant to Section 2.08 and shall initially be the Note Administrator; provided that if the Indenture Supplement for a Series so provides, a separate or additional Paying Agent may be appointed with respect to such Series.

“Permitted Assignee” shall mean any Person who, if it were to purchase Receivables (or interests therein) in connection with a sale thereof pursuant to Sections 5.05(a) and 5.16, would not cause the Trust to be taxable as a publicly traded partnership for federal income tax purposes.

“Person” shall have the meaning specified in the Transfer and Servicing Agreement.

“Principal Receivables” shall have the meaning specified in the Transfer and Servicing Agreement.

“Principal Sharing Series” shall mean a Series that, pursuant to the Indenture Supplement therefor, is entitled to receive Shared Principal Collections.

“Principal Shortfall” shall have the meaning specified in Section 8.05.

“Principal Terms” shall mean, with respect to any Series, (a) the name or designation; (b) the initial principal amount (or method for calculating such amount) and the Invested Amount; (c) the Note Interest Rate for each Class of Notes of such Series (or method for the determination thereof); (d) the payment date or dates and the date or dates from which interest shall accrue; (e) the method for allocating Collections to Noteholders; (f) the designation of any

Series Accounts and the terms governing the operation of any such Series Accounts; (g) the Servicing Fee; (h) the issuer and terms of any form of Series Enhancement with respect thereto; (i) the terms on which the Notes of such Series may be exchanged for Notes of another Series, repurchased by the Transferor or remarketed to other investors; (j) the Final Maturity Date; (k) the number of Classes of Notes of such Series and, if more than one Class, the rights and priorities of each such Class; (l) the extent to which the Notes of such Series will be issuable in temporary or permanent global form (and, in such case, the depositary for such global note or notes, the terms and conditions, if any, upon which such global note may be exchanged, in whole or in part, for Definitive Notes, and the manner in which any interest payable on a temporary or global note will be paid); (m) whether the Notes of such Series may be issued in bearer form and any limitations imposed thereon; (n) the priority of such Series with respect to any other Series; (o) whether such Series will be part of a Group; (p) whether such Series will be a Principal Sharing Series; (q) the Distribution Date; (r) whether such Series will or may be a Paired Series and the Series with which it will be paired, if applicable; and (s) any other terms of such Series.

“Proceeding” shall mean any suit in equity, action at law or other judicial or administrative proceeding.

“Qualified Account” shall mean either (a) a segregated account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution organized under the laws of the United States or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), and acting as a trustee for funds deposited in such account, so long as any of the unsecured, unguaranteed senior debt securities of such depository institution shall have a credit rating from each Rating Agency in one of its generic credit rating categories that signifies investment grade.

“Rating Agency” shall mean, with respect to any outstanding Series or Class, each rating agency, as specified in the applicable Indenture Supplement, selected by the Issuer to rate the Notes of such Series or Class.

“Rating Agency Condition” shall mean, with respect to any action, that each Rating Agency shall have notified the Issuer, the Note Administrator and the Indenture Trustee in writing that such action will not result in a reduction or withdrawal of the then existing rating of any outstanding Series or Class with respect to which it is a Rating Agency or, with respect to any outstanding Series or Class not rated by any Rating Agency, the written consent of the Noteholders of such Series or Class or such other Persons as specified in the Indenture Supplement for such Series.

“Receivables” shall have the meaning specified in the Transfer and Servicing Agreement.

“Record Date” shall mean, with respect to any Distribution Date, the Business Day immediately preceding the related Distribution Date unless otherwise specified for a Series in the related Indenture Supplement.

“Redemption Date” shall mean, with respect to any Series, the date or dates, if any, specified in the related Indenture Supplement.

“Redemption Event” shall mean, with respect to any Series, a Trust Redemption Event or a Series Redemption Event.

“Responsible Officer” shall mean (a) with respect to the Indenture Trustee, any officer within the Corporate Trust Office having direct responsibility for the administration of this Agreement, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Indenture Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject, (b) with respect to the Note Administrator, any officer within the Corporate Trust Office having direct responsibility for the administration of this Agreement, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Note Administrator customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject and (c) with respect to the Paying Agent, any officer within the corporate trust office having direct responsibility for the administration of this Agreement, including any Vice President, Managing Director, Assistant Vice President, Secretary, Assistant Secretary or any other officer of the Paying Agent customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer’s knowledge and familiarity with the particular subject.

“Securities Act” shall mean the Securities Act of 1933, as amended.

“Series” shall mean any series of Notes or other interests issued pursuant to this Indenture and the related Indenture Supplement.

“Series Account” shall mean any deposit, trust, securities escrow or similar account maintained for the benefit of the Noteholders of any Series or Class, as specified in any Indenture Supplement.

“Series Enhancement” shall mean the rights and benefits provided to the Trust or the Noteholders of any Series or Class pursuant to any letter of credit, surety bond, cash collateral account, collateral invested amount, spread account, reserve account, guaranteed rate agreement, maturity liquidity facility, tax protection agreement, interest rate swap agreement, interest rate cap agreement or other similar arrangement.  The subordination of any Series or Class to another Series or Class shall be deemed to be a Series Enhancement.

“Series Enhancer” shall mean the Person or Persons providing any Series Enhancement, other than (except to the extent otherwise provided with respect to any Series in the Indenture Supplement for such Series) the Noteholders of any Series or Class which is subordinated to another Series or Class.

“Series Issuance Date” shall mean, with respect to any Series, the date on which the Notes of such Series are to be originally issued in accordance with Section 2.11 and the related Indenture Supplement.

“Series Redemption Event” shall have, with respect to any Series, the meaning specified pursuant to the related Indenture Supplement.

“Servicer” shall have the meaning specified in the Transfer and Servicing Agreement.

“Servicer Default” shall have the meaning specified in the Transfer and Servicing Agreement.

“Shared Principal Collections” shall have the meaning specified in Section 8.05.

“Standard & Poor’s” shall mean Standard & Poor’s Ratings Services, a division The McGraw-Hill Companies Inc., and any successors thereto.

“Tax Opinion” shall mean, with respect to any action, an Opinion of Counsel to the effect that, for federal income tax purposes, (a) such action will not adversely affect the tax characterization as debt of the Notes of any outstanding Series or Class that were characterized as debt at the time of their issuance, (b) such action will not cause the Trust to be deemed to be an association (or publicly traded partnership) taxable as a corporation and (c) such action will not cause or constitute an event in which gain or loss would be recognized by any Noteholder.

“Transaction Documents” shall mean, with respect to any Series of Notes, the Certificate Trust Agreements, the Trust Agreement, the Receivables Purchase Agreement, the Transfer and Servicing Agreement, this Indenture, the related Indenture Supplement, the Administration Agreement and such other documents and certificates delivered in connection therewith.

“Transfer Agent and Registrar” shall have the meaning specified in Section 2.05.

“Transfer and Servicing Agreement” shall mean the Transfer and Servicing Agreement, dated as of June 25, 2002, among the Transferor, the O/C Holder, the Servicer and the Issuer, as the same may be amended, supplemented or otherwise modified from time to time.

“Transfer Date” shall mean the Business Day immediately preceding each Distribution Date.

“Transferor” shall have the meaning specified in the Transfer and Servicing Agreement.

“Transferor Amount” shall mean, on any date of determination, an amount equal to (a) the aggregate amount of Receivables transferred by the Transferor to the Trust since the Closing Date, minus (b) the aggregate amount of Collections that have been paid to the Transferor since the Closing Date to purchase new Receivables, minus (c) the net amount of any advances by CSG, LLC to the Transferor under any variable funding notes of the Issuer, minus (d) Collections of Principal Receivables that have not been allocated to the Invested Amount of any series on all prior Distribution Dates that have been distributed to the Transferor, minus (e) the amount of Defaulted Receivables that have not been allocated to the Invested Amount of any series on all prior Distribution Dates.

“Trust” shall mean the CSGQ Trust.

“Trust Agreement” shall mean the Trust Agreement relating to the Trust, dated as of June 24, 2002, among PACCT, LLC, the O/C Holder and the Owner Trustee, as the same may be amended, supplemented or otherwise modified from time to time.

“Trust Redemption Event” shall have the meaning specified in Section 5.01.

“UCC” shall have the meaning specified in the Transfer and Servicing Agreement.

Section 1.02.          Other Definitional Provisions.

(a)           With respect to any Series, all terms used herein and not otherwise defined herein shall have meanings ascribed to them in the Trust Agreement, the Transfer and Servicing Agreement or the related Indenture Supplement, as applicable.

(b)           All terms defined in this Indenture shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(c)           As used in this Indenture and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in this Indenture or in any such certificate or other document, and accounting terms partly defined in this Indenture or in any such certificate or other document to the extent not defined, shall have the respective meanings given to them under GAAP.  To the extent that the definitions of accounting terms in this Indenture or in any such certificate or other document are inconsistent with the meanings of such terms under GAAP, the definitions contained in this Indenture or in any such certificate or other document shall control.

(d)           Any reference to a Rating Agency shall apply to a specific rating agency only if such rating agency is then rating any outstanding Series.

(e)           Unless otherwise specified, references to any amount as on deposit or outstanding on any particular date shall mean such amount at the close of business on such day.

(f)            The words “hereof,” “herein,” “hereunder” and words of similar import when used in this Indenture shall refer to this Indenture as a whole and not to any particular provision of this Indenture; references to any subsection, Section, Schedule or Exhibit are references to subsections, Sections, Schedules and Exhibits in or to this Indenture unless otherwise specified; and the term “including” means “including without limitation.”

ARTICLE II

THE NOTES

Section 2.01.          Form Generally.

Any Series or Class of Notes, together with the Indenture Trustee’s certificate of authentication related thereto, may be issued in definitive form and shall be in substantially the form of an exhibit to the related Indenture Supplement with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture or such Indenture Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon, as may, consistently herewith, be determined by the officers executing such Notes, as evidenced by their execution of such Notes.  Any portion of the text of any Note may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Note.  The terms of any Notes set forth in an exhibit to the related Indenture Supplement are part of the terms of this Indenture, as applicable.

The Definitive Notes shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods, all as determined by the officers executing such Notes, as evidenced by their execution of such Notes.

Each Note will be dated the Closing Date of the related Series and each Definitive Note will be dated as of the date of its authentication.

Section 2.02.          Denominations.

Except as otherwise specified in the related Indenture Supplement and the Notes, each Class of Notes of each Series shall be issued in definitive form in minimum amounts of $100,000 and in integral multiples of $1 in excess thereof, and shall be issued upon initial issuance as one or more Notes in an aggregate original principal amount equal to the applicable Invested Amount for such Class or Series.

Section 2.03.          Execution, Authentication and Delivery.

Each Note shall be executed by manual or facsimile signature on behalf of the Issuer by an Authorized Officer.

Notes bearing the manual or facsimile signature of an individual who was, at the time when such signature was affixed, authorized to sign on behalf of the Issuer shall not be rendered invalid, notwithstanding the fact that such individual ceased to be so authorized prior to the authentication and delivery of such Notes or does not hold such office at the date of issuance of such Notes.

At any time and from time to time after the execution and delivery of this Indenture, the Issuer may deliver Notes executed by the Issuer to the Indenture Trustee for authentication and delivery, and the Indenture Trustee shall authenticate and deliver such Notes as provided in this Indenture or the related Indenture Supplement and not otherwise.

No Note shall be entitled to any benefit under this Indenture or the applicable Indenture Supplement or be valid or obligatory for any purpose, unless there appears on such Note a certificate of authentication substantially in the form provided for herein or in the related Indenture Supplement executed by or on behalf of the Indenture Trustee by the manual signature of a duly authorized signatory, and such certificate upon any Note shall be conclusive evidence, and the only evidence, that such Note has been duly authenticated and delivered hereunder.

Section 2.04.          Authenticating Agent.

(a)           The Indenture Trustee may appoint one or more authenticating agents with respect to the Notes which shall be authorized to act on behalf of the Indenture Trustee in authenticating the Notes in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Notes.  The Indenture Trustee shall be the initial authenticating agent.  Whenever reference is made in this Indenture to the authentication of Notes by the Indenture Trustee or the Indenture Trustee’s certificate of authentication, such reference shall be deemed to include authentication on behalf of the Indenture Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Indenture Trustee by an authenticating agent.  Each authenticating agent must be acceptable to the Issuer.

(b)           Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any power or any further act on the part of the Indenture Trustee or such authenticating agent.

(c)           An authenticating agent may at any time resign by giving written notice of resignation to the Indenture Trustee, the Note Administrator and the Issuer.  The Indenture Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent, to the Note Administrator and to the Issuer.  Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Indenture Trustee, the Note Administrator or the Issuer, the Indenture Trustee may promptly appoint a successor authenticating agent.  Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent.  No successor authenticating agent shall be appointed unless acceptable to the Issuer.

(d)           The Issuer agrees to pay to each authenticating agent from time to time reasonable compensation for its services under this Section 2.04.

(e)           Pursuant to an appointment made under this Section 2.04, the Notes may have endorsed thereon, in lieu of or in addition to the Indenture Trustee’s certificate of authentication, an alternative certificate of authentication in substantially the following form:

“This is one of the Notes described in the within-mentioned Agreement.

as Authenticating Agent
for the Indenture Trustee

By:
Authorized Signatory”

(g)           The provisions of Sections 6.01, 6.03, 6.04, 6.05, 6.07 and 6.09 shall be applicable to any authenticating agent.

Section 2.05.          Registration of and Limitations on Transfer and Exchange  of Notes.

(a)           The Issuer shall cause to be kept a register (the “Note Register”) in which the entity acting as transfer agent and registrar (the “Transfer Agent and Registrar”) shall provide for the registration of Notes and the registration of transfers of Notes.  The Note Administrator initially shall be the Transfer Agent and Registrar for the purpose of registering Notes and transfers of Notes as herein provided.  Upon any resignation of any Transfer Agent and Registrar, the Indenture Trustee shall act, or the Indenture Trustee shall, with the consent of the Issuer, promptly appoint another bank or trust company, having an office or agency located in the City of New York and which agrees to act in accordance with the provisions of this Indenture applicable to it, to act, as successor Transfer Agent and Registrar; provided, however, that no resignation shall be effective and the Transfer Agent and Registrar shall continue to perform its duties as the Note Registrar until the Indenture Trustee has assumed such duties or until a successor Transfer Agent and Registrar has been appointed.

(b)           The Note Registrar shall maintain in the Borough of Manhattan, the City of New York an office or offices or agency or agencies where Notes may be surrendered for registration of transfer or exchange.  The Note Registrar initially designates its corporate trust office located at 111 Wall Street, Zone 3, 14th Floor, New York, New York 10005, Attention:  Structured Finance Group/PACCT, Series 2002-1, telephone (212) 657-2183 for such purposes.  The Note Registrar shall give prompt notice to the Indenture Trustee, the Certificate Trustee, the Note Administrator, the Certificate Administrator, the Transferor, the Issuer, the Servicer and the Noteholders of any change in the location of such office or agency.

(c)           If a Person other than the Note Administrator is appointed by the Issuer as Transfer Agent and Registrar, the Issuer will give the Note Administrator and the Indenture Trustee prompt written notice of the appointment of a Transfer Agent and Registrar and of the location, and any change in the location, of the Transfer Agent and Registrar and Note Register.  The Note Administrator and the Indenture Trustee shall have the right to inspect the Note Register at all reasonable times and to obtain copies thereof, and the Note Administrator and the Indenture Trustee shall have the right to rely upon a certificate executed on behalf of the Transfer Agent and Registrar by an officer thereof as to the names and addresses of the Noteholders and the principal amounts and numbers of such Notes.

(d)           Upon surrender for registration of transfer of any Note at the office or agency of the Transfer Agent and Registrar, to be maintained as provided in Section 3.02, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee or an authenticating agent on its behalf shall authenticate and the Transfer Agent and Registrar shall deliver to the Noteholder, in the name of the designated transferee or transferees, one or more new Notes (of the same Series and Class) in any authorized denominations of like aggregate principal amount.

(e)           At the option of a Noteholder, Notes may be exchanged for other Notes (of the same Series and Class) in any authorized denominations and of like aggregate principal amount, upon surrender of such Notes to be exchanged at the office or agency of the Transfer Agent and Registrar.  Whenever any Notes are so surrendered for exchange, if the requirements of Section 8-401 of the UCC are met, the Issuer shall execute, and upon receipt of such surrendered Note the Indenture Trustee shall authenticate and deliver to the Noteholder, the Notes which the Noteholder making the exchange is entitled to receive.

(f)            All Notes issued upon any registration of transfer or exchange of Notes shall evidence the same obligations, evidence the same debt, and be entitled to the same rights and privileges under this Indenture, as the Notes surrendered upon such registration of transfer or exchange.

(g)           Every Note presented or surrendered for registration of transfer or exchange shall be duly endorsed by, or be accompanied by a written instrument of transfer in a form satisfactory to the Transfer Agent and Registrar duly executed by, the Noteholder thereof or its attorney-in-fact duly authorized in writing, and by such other documents as the Transfer Agent and Registrar may reasonably require.

(h)           The registration of transfer of any Note shall be subject to the additional requirements, if any, set forth in the related Indenture Supplement.

(i)            No service charge shall be made for any registration of transfer or exchange of Notes, but the Issuer, the Indenture Trustee, the Note Administrator and Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Notes.

(j)            All Notes surrendered for registration of transfer and exchange shall be delivered to the Transfer Agent and Registrar and canceled by it for subsequent destruction without liability on the part of either.

(k)           Unless otherwise set forth in an Indenture Supplement, the preceding provisions of this Section 2.05 notwithstanding, the Issuer shall not be required to make, and the Transfer Agent and Registrar need not register, transfers or exchanges of Notes for a period of twenty (20) days preceding the due date for any payment with respect to the Note.

Section 2.06.          Mutilated, Destroyed, Lost or Stolen Notes.

If (a) any mutilated Note is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its reasonable satisfaction of the destruction, loss or theft of any Note, and (b) in case of destruction, loss, or theft there is delivered to the Indenture Trustee, the Note Administrator or the Transfer Agent and Registrar such security or indemnity as it may require to hold the Issuer, the Noteholders, the Transfer Agent and Registrar, the Note Administrator and the Indenture Trustee harmless, then, in the absence of notice to the Issuer, the Transfer Agent and Registrar, the Note Administrator or the Indenture Trustee that such Note has been acquired by a “protected purchaser” (as defined in the New York UCC), the Issuer shall execute, and the Indenture Trustee or an authenticating agent on its behalf shall authenticate and the Transfer Agent and Registrar shall deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Note, a replacement Note of like class, tenor (including the same date of issuance) and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Note shall have become or within seven (7) days shall be due and payable, or shall have been selected or called for redemption, instead of issuing a replacement Note, the Issuer may pay such Note without surrender thereof, except that any mutilated Note shall be surrendered.  If, after the delivery of such replacement Note or payment of a destroyed, lost or stolen Note pursuant to the proviso to the preceding sentence, a “protected purchaser” (as defined in the New York UCC) of the original Note in lieu of which such replacement Note was issued presents for payment such original Note, the Issuer, the Indenture Trustee and the Note Administrator shall be entitled to recover such replacement Note (or such payment) from the Person to whom it was delivered or any Person taking such replacement Note from such Person to whom such replacement Note was delivered or any assignee of such Person, except a “protected purchaser” (as defined in the New York UCC), and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expense incurred by the Issuer, the Indenture Trustee or the Note Administrator in connection therewith.

Upon the issuance of any replacement Note under this Section 2.06, the Issuer may require the payment by the Holder of such Note of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Note Administrator, the Indenture Trustee or the Transfer Agent and Registrar) connected therewith.

Every replacement Note issued pursuant to this Section 2.06 in replacement of any mutilated, destroyed, lost or stolen Note shall constitute complete and indefeasible evidence of debt of the Trust, as if originally issued, whether or not the mutilated, destroyed, lost or stolen Note shall be found at any time, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Notes duly issued hereunder.

The provisions of this Section 2.06 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Notes.

Section 2.07.          Persons Deemed Owners.

Prior to due presentment for registration of transfer of any Note, the Issuer, the Indenture Trustee, the Note Administrator, the Transfer Agent and Registrar and any agent of the Transferor, the Issuer, the Indenture Trustee, the Note Administrator or the Transfer Agent and Registrar shall treat the Person in whose name any Note is registered as the owner of such Note for the purpose of receiving distributions pursuant to the terms of the applicable Indenture Supplement and for all other purposes whatsoever, whether or not such Note is overdue, and neither the Issuer, the Transferor, the Indenture Trustee, the Note Administrator, the Transfer Agent and Registrar nor any agent of the Issuer, the Transferor, the Indenture Trustee, the Note Administrator or the Transfer Agent and Registrar shall be affected by any notice to the contrary.

Section 2.08.          Appointment of Paying Agent.

(a)           The Issuer reserves the right at any time to vary or terminate the appointment of a Paying Agent for the Notes, and to appoint additional or other Paying Agents, provided that it will at all times maintain the Note Administrator as Paying Agent.

Notice of all changes in the identity or specified office of a Paying Agent will be delivered promptly to the Noteholders by the Note Administrator.

(b)           The Note Administrator shall cause the Paying Agent (other than itself) to execute and deliver to the Note Administrator and the Indenture Trustee an instrument in which such Paying Agent shall agree with the Note Administrator and the Indenture Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Noteholders in trust for the benefit of the Noteholders entitled thereto until such sums shall be paid to such Noteholders and shall agree, and if the Note Administrator is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Note Administrator of payments in respect of federal income taxes due from the Beneficial Owners.

Section 2.09.          Access to List of Noteholders’ Names and Addresses.

(a)           The Issuer will furnish or cause to be furnished to the Indenture Trustee, the Servicer, any Noteholder, the Transfer Agent and Registrar, the Note Administrator or the Paying Agent, within five (5) Business Days after receipt by the Issuer of a written request therefor from the Indenture Trustee, the Servicer, such Noteholder, the Transfer Agent and Registrar, the Note Administrator or the Paying Agent, respectively, a list of the names and addresses of the Noteholders.  Unless otherwise provided in the related Indenture Supplement, holders of 10% of the Outstanding Amount of the Notes of any Series (the “Applicants”) may apply in writing to the Note Administrator, and if such application states that the Applicants desire to communicate with other Noteholders of any Series with respect to their rights under this

Indenture or under the Notes and is accompanied by a copy of the communication which such Applicants propose to transmit, then the Note Administrator, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Noteholders held by the Note Administrator and shall give the Servicer notice that such request has been made, within five (5) Business Days after the receipt of such application.  Such list shall be as of a date no more than forty-five (45) days prior to the date of receipt of such Applicants’ request; provided that the Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.

(b)           Every Noteholder, by receiving and holding a Note, agrees that none of the Issuer, the Indenture Trustee, the Note Administrator, the Transfer Agent and Registrar, the Paying Agent and the Servicer or any of their respective agents and employees shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Noteholders hereunder, regardless of the sources from which such information was derived.

Section 2.10.          Cancellation.

All Notes surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Note Administrator, be delivered to the Transfer Agent and Registrar and shall be promptly canceled by it.  Pursuant to an Issuer Request, the Issuer may at any time deliver to the Transfer Agent and Registrar for cancellation any Notes previously authenticated and delivered hereunder which the Issuer may have acquired in any lawful manner whatsoever, and all Notes so delivered shall be promptly canceled by the Transfer Agent and Registrar.  No Notes shall be authenticated in lieu of or in exchange for any Notes canceled as provided in this Section 2.10, except as expressly permitted by this Indenture.  All canceled Notes held by the Transfer Agent and Registrar shall be destroyed unless the Issuer shall direct by a timely order that they be returned to it.

Section 2.11.          New Issuances.

(a)           Pursuant to one or more Indenture Supplements, the Issuer may from time to time issue one or more new Series of Notes (a “New Issuance”).  The Notes of all outstanding Series shall be equally and ratably entitled as provided herein to the benefits of this Indenture without preference, priority or distinction, all in accordance with the terms and provisions of this Indenture and the applicable Indenture Supplement except, with respect to any Series or Class, as provided in the related Indenture Supplement.  Interest on the Notes of all outstanding Series shall be paid on each Distribution Date as specified in the Indenture Supplement relating to such outstanding Series.  Principal of the Notes of each outstanding Series shall be paid as specified in the Indenture Supplement relating to such outstanding Series.  An overcollateralization interest may also be issued in connection with any such New Issuance.

(b)           On or before the Series Issuance Date relating to any new Series of Notes, the parties hereto will execute and deliver an Indenture Supplement which will specify the Principal Terms of such Series.  The terms of such Indenture Supplement may modify or amend the terms of this Indenture solely as applied to such new Series.  The obligation of the Owner Trustee to execute, on behalf of the Issuer, the Notes of any Series and of the Indenture Trustee or an authenticating agent on its behalf to authenticate such Notes and to execute and deliver the related Indenture Supplement (other than any Series issued pursuant to an Indenture Supplement dated of even date herewith) is subject to the satisfaction of the following conditions:

(i)            on or before the fifth Business Day immediately preceding the Series Issuance Date the Issuer shall have given the Owner Trustee, the Indenture Trustee, the Note Administrator, the Servicer, the O/C Holder, the Transferor and each Rating Agency notice (unless such notice requirement is otherwise waived) of such issuance and the Series Issuance Date;

(ii)           the Issuer shall have delivered to the Owner Trustee, the Note Administrator and the Indenture Trustee any related Indenture Supplement, in form satisfactory to the Owner Trustee (as such and in its individual capacity), the Note Administrator and the Indenture Trustee, executed by each party;

(iii)          the Issuer shall have delivered to the Owner Trustee, the Note Administrator and the Indenture Trustee any related Enhancement Agreement executed by the provider of the credit enhancement and the other parties thereto;

(iv)          the Rating Agency Condition shall have been satisfied with respect to such issuance;

(v)           such issuance will not result in any Adverse Effect and the O/C Holder shall have delivered to the Owner Trustee, the Note Administrator and the Indenture Trustee an Officer’s Certificate, dated the Series Issuance Date to the effect that (i) the O/C Holder reasonably believes that such issuance will not, based on the facts known to such officer at the time of such certification, have an Adverse Effect, and (ii) all conditions precedent to such execution, authentication, and delivery have been satisfied; and

(vi)          there shall have been delivered to the Owner Trustee, the Note Administrator and the Indenture Trustee (with a copy to each Rating Agency) a Tax Opinion, dated the Series Issuance Date with respect to such issuance.

Any Note held by the Transferor at any time after the date of its initial issuance may be transferred or exchanged only upon the delivery to the Owner Trustee, the Note Administrator and the Indenture Trustee of a Tax Opinion dated as of the date of such transfer or exchange, as the case may be, with respect to such transfer or exchange.

Upon satisfaction of the above conditions (with respect to which the Owner Trustee, the Indenture Trustee and the Note Administrator may rely on a certificate of the Administrator or the O/C Holder), pursuant to Section 2.03, the Owner Trustee, on behalf of the Issuer, shall execute and the Indenture Trustee shall authenticate and deliver the Notes of such Series as provided in this Indenture and the applicable Indenture Supplement.  Notwithstanding the provisions of this Section 2.11, prior to the execution of any Indenture Supplement (other than any Indenture Supplement dated of even date herewith), the Indenture Trustee, the Note Administrator and the Owner Trustee shall be entitled to receive and rely upon an Opinion of Counsel stating that the execution of such Indenture Supplement is authorized or permitted by this Indenture and any Indenture Supplement related to any outstanding Series.  The Indenture Trustee, the Note Administrator and the Owner Trustee may, but shall not be obligated to, enter into any such Indenture Supplement which adversely affects the Indenture Trustee’s, the Note Administrator’s or the Owner Trustee’s (as such or in its individual capacity) own rights, duties, benefits, protections, privileges or immunities under this Indenture.

ARTICLE III

COVENANTS OF ISSUER

Section 3.01.          Payment of Principal and Interest.

(a)           The Issuer will duly and punctually pay principal and interest in accordance with the terms of the Notes and the O/C Certificate as specified in the relevant Indenture Supplement.

(b)           The Noteholders and the O/C Holder of a Series as of the Record Date in respect of a Distribution Date shall be entitled to the interest accrued and payable and principal payable on such Distribution Date as specified in the related Indenture Supplement.  All payment obligations under a Note or an O/C Certificate are discharged to the extent such payments are made to the Noteholder or the O/C Holder, as applicable, of record.

Section 3.02.          Maintenance of Office or Agency.

The Issuer will maintain an office or agency within the Borough of Manhattan, City of New York and such other locations as may be set forth in an Indenture Supplement where Notes may be presented or surrendered for payment, where Notes may be surrendered for registration of transfer or exchange and where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served.  The Issuer hereby initially appoints the Note Administrator at its Corporate Trust Office to serve as its agent for the foregoing purposes.  The Issuer will give prompt written notice to the Transferor, the Note Administrator, the Indenture Trustee, the Note Administrator and the Noteholders of the location, and of any change in the location, of any such office or agency.  If at any time the Issuer shall fail to maintain any such office or agency or shall fail to furnish the Indenture Trustee and the Note Administrator with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Issuer hereby appoints the Note Administrator at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 3.03.          Money for Note Payments to Be Held in Trust.

As specified in Section 8.03 herein and in the related Indenture Supplement, all payments of amounts due and payable with respect to the Notes or the O/C Certificate which are to be made from amounts withdrawn from the Collection Account or any Series Account shall be made from amounts held therein on behalf of the Issuer by the Indenture Trustee or by the Paying Agent, and no amounts so withdrawn from the Collection Account or any Series Account shall be paid over to or at the direction of the Issuer except as provided in this Section 3.03 and in the related Indenture Supplement.

Whenever the Issuer shall have a Paying Agent in addition to the Note Administrator, it will, on or before the Business Day next preceding each Distribution Date, direct the Note Administrator to deposit with such Paying Agent on or before such Distribution Date an aggregate sum sufficient to pay the amounts then becoming due, such sum to be (i) held in trust for the benefit of Persons entitled thereto and (ii) invested, pursuant to an Issuer Order, by the Paying Agent in an Eligible Investment in accordance with the terms of this Indenture and the related Indenture Supplement.  For all investments made by a Paying Agent under this Section 3.03, such Paying Agent shall be entitled to all of the rights and obligations of the Indenture

Trustee and the Note Administrator under the related Indenture Supplement, such rights and obligations being incorporated in this paragraph by this reference.

The Issuer will cause each Paying Agent other than the Note Administrator or the Indenture Trustee to execute and deliver to the Indenture Trustee and the Note Administrator an instrument in which such Paying Agent shall agree with the Indenture Trustee and the Note Administrator (and if the Note Administrator or the Indenture Trustee acts as Paying Agent, it hereby so agrees), subject to the provisions of this Section 3.03, that such Paying Agent, in acting as Paying Agent, is an express agent of the Issuer and, further, that such Paying Agent will:

(i)            hold all sums held by it for the payment of amounts due with respect to the Notes and the O/C Certificate in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

(ii)           give the Indenture Trustee notice of any default by the Issuer (or any other obligor upon the Notes) of which a Responsible Officer of the Paying Agent has actual knowledge in the making of any payment required to be made with respect to the Notes;

(iii)          at any time during the continuance of any such default, upon the written request of the Indenture Trustee, forthwith pay to the Indenture Trustee all sums so held in trust by such Paying Agent;

(iv)          immediately resign as a Paying Agent and forthwith pay to the Indenture Trustee all sums held by it by in trust for the payment of Notes and the O/C Certificate if at any time it ceases to meet the standards required to be met by a Paying Agent at the time of its appointment; and

(v)           comply with all requirements of the Code with respect to the withholding from any payments made by it on any Notes of any applicable withholding taxes imposed thereon and with respect to any applicable reporting requirements in connection therewith.

The Issuer may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, by Issuer Order direct any Paying Agent to pay to the Indenture Trustee or the Note Administrator all sums held in trust by such Paying Agent, such sums to be held by the Indenture Trustee or the Note Administrator, as the case may be, upon the same trusts as those upon which such sums were held by such Paying Agent; and upon such payment by any Paying Agent to the Indenture Trustee or the Note Administrator, as the case may be, such Paying Agent shall be released from all further liability with respect to such money.

Section 3.04.          Existence.

The Issuer will keep in full effect its existence, rights and franchises as a business trust under the laws of the State of Delaware (unless it becomes, or any successor Issuer hereunder is or becomes, organized under the laws of any other state or of the United States of America, in which case the Issuer will keep in full effect its existence, rights and franchises under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture, the Notes, the O/C Certificate (if so specified in the related Indenture Supplement), the Collateral and each other related instrument or agreement.

Section 3.05.          Protection of Trust.

The Issuer will from time to time prepare, or cause to be prepared, execute and deliver all such supplements and amendments hereto and all such financing statements, amendments to financing statements, instruments of further assurance and other instruments, and will take such other action necessary or advisable to:

(a)           Grant more effectively all or any portion of the Collateral as security for the Notes and the other interests in the Receivables as specified in the related Indenture Supplement;

(b)           maintain or preserve the Lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

(c)           perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

(d)           enforce any of the Collateral; or

(e)           preserve and defend title to the Collateral securing the Notes and the other interests in the Receivables as specified in the related Indenture Supplement and the rights therein of the Indenture Trustee, the Noteholders and the holders of such other interests secured thereby against the claims of all Persons and parties.

The Issuer hereby designates the Administrator its agent and attorney-in-fact to execute any financing statement, amendment to a financing statement or other instrument required pursuant to this Section 3.05.

The Issuer shall pay or cause to be paid any taxes levied on all or any part of Receivables securing the Notes and the other interests in the Receivables as specified in the related Indenture Supplement.

Section 3.06.          Opinions as to Collateral.

(a)           On the Series Issuance Date relating to any new Series of Notes, the Issuer shall furnish to the Indenture Trustee and the Note Administrator an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the security interest of this Indenture and the related Indenture Supplement, including without limitation with respect to the recording and filing of this Indenture, any indentures supplemental hereto, and any other requisite documents, and with respect to the execution and filing of any financing statements and amendments to financing statements, as is necessary and reciting the details of such action, or stating that, in the opinion of such counsel, no such action is necessary to maintain the perfection of such security interest, and that such perfected security interest is of first priority.

(b)           On or before June 30 in each calendar year, beginning in 2003, the Issuer shall furnish to the Indenture Trustee and the Note Administrator an Opinion of Counsel (with a copy to each Rating Agency) either stating that, in the opinion of such counsel, such action has been taken to perfect the security interest of this Indenture and the related Indenture Supplement, including without limitation with respect to the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and with respect to the execution and filing of any financing statements and amendments to financing statements as is necessary and reciting the details of such action or stating that in the opinion of such counsel no such action is necessary to maintain the perfection of such security interest, and that such perfected security interest is of first priority.  Such Opinion of Counsel shall also describe the recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents and the execution and filing of any financing statements and amendments to financing statements that will, in the opinion of such counsel, be required to maintain the perfection of the Lien and security interest of this Indenture until June 30 in the following calendar year.

Section 3.07.          Performance of Obligations; Servicing of Receivables.

(a)           The Issuer will not take any action and will use its best efforts not to permit any action to be taken by others that would release any Person from any of such Person’s material covenants or obligations under any instrument or agreement included in the Collateral or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any such instrument or agreement, except as expressly provided in this Indenture, the Transfer and Servicing Agreement or such other instrument or agreement.

(b)           The Issuer may contract with other Persons to assist it in performing its duties under this Indenture, and any performance of such duties by a Person identified to the Indenture Trustee and the Note Administrator in an Officer’s Certificate of the Issuer shall be deemed to be action taken by the Issuer.  Initially, the Issuer has contracted with the Administrator to assist the Issuer in performing its duties under this Indenture.

(c)           The Issuer will punctually perform and observe all of its obligations and agreements contained in this Indenture, the other Transaction Documents and in the instruments and agreements relating to the Collateral, including but not limited to filing or causing to be filed all financing statements and amendments to financing statements required to be filed by the terms of this Indenture and the Transfer and Servicing Agreement in accordance with and within the time periods provided for herein and therein.  Except as otherwise expressly provided herein or therein, the Issuer shall not waive, amend, modify, supplement or terminate any Transaction Document or any provision thereof without the consent of the Holders of at least 66-2/3% of the Outstanding Amount of the Notes of each adversely affected Series; provided that the Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.  The Issuer agrees to provide each Rating Agency with notice of such waiver, amendment, modification, supplement or termination.

(d)           If the Issuer shall have knowledge of the occurrence of a Servicer Default under the Transfer and Servicing Agreement, the Issuer shall provide notice thereof to the Note Administrator and shall cause the Note Administrator to promptly notify the Transferor, the O/C Holder and the Rating Agencies thereof, and the Issuer shall specify in the notice to the Note Administrator the action, if any, being taken with respect to such default.  If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Transfer and Servicing Agreement with respect to the Receivables, the Issuer shall take all reasonable steps available to it to remedy such failure.

(e)           The Note Administrator hereby agrees to the provisions of Sections 5.05, 7.01 and 7.02 of the Transfer and Servicing Agreement.

(f)            Without derogating from the absolute nature of the assignment granted to the Indenture Trustee under this Indenture or the rights of the Indenture Trustee hereunder, the Issuer agrees (i) that it will not, without the prior written consent of the Indenture Trustee acting at the direction of the Holders of at least 66-2/3% of the Outstanding Amount of the Notes of each Class of each Series, amend, modify, waive, supplement, terminate or surrender, or agree to any amendment, modification, supplement, termination, waiver or surrender of, the terms of any Collateral (except to the extent otherwise provided in the Transfer and Servicing Agreement) or the Transaction Documents (except to the extent otherwise provided in the Transaction Documents), or waive timely performance or observance by the Servicer or the Transferor under the Transfer and Servicing Agreement; and (ii) that any such amendment shall not (A)  reduce in any manner the amount of, or delay the timing of, collections of payments on the Receivables or distributions that are required to be made for the benefit of the Noteholders or (B) reduce the aforesaid percentage of the Notes that is required to consent to any such amendment, without the consent of the Holders of all the Outstanding Notes.  If any such amendment, modification, supplement or waiver shall be so consented to by the Indenture Trustee and such Noteholders, the Issuer agrees, promptly following a request by the Indenture Trustee to do so, to execute and deliver, in its own name and at its own expense, such agreements, instruments, consents and other documents as the Indenture Trustee may deem necessary or appropriate in the circumstances and to provide each Rating Agency with notice of such amendment, modification, supplement or waiver.

(g)           The Issuer shall deliver to the Note Administrator, as agent of the Indenture Trustee, any computer file or microfiche list of Accounts received by it pursuant to the Transfer and Servicing Agreement.  Such file or list, as amended from time to time, is hereby incorporated into and made a part of, this Indenture.

Section 3.08.          Negative Covenants.

So long as any Notes or any other interests in the Receivables as specified in the related Indenture Supplement are Outstanding, the Issuer will not:

(a)           sell, transfer, exchange, or otherwise dispose of any part of the Collateral except as expressly permitted by this Indenture, any Indenture Supplement, the Trust Agreement or the Transfer and Servicing Agreement;

(b)           claim any credit on, or make any deduction from, the principal and interest payable in respect of the Notes or the O/C Certificate (other than amounts properly withheld from such payments under the Code or applicable state law) or assert any claim against any present or former Noteholder by reason of the payment of any taxes levied or assessed upon any part of the Collateral;

(c)           (A) permit the validity or effectiveness of this Indenture to be impaired, or permit the Lien of this Indenture to be amended, hypothecated, subordinated, terminated or discharged, or permit any Person to be released from any covenants or obligations with respect to the Notes under this Indenture except as may be expressly permitted hereby, (B) permit any Lien (other than the Lien of this Indenture) to be created on or extend to or otherwise arise upon or burden the Collateral or any part thereof or any interest therein or the proceeds thereof or

(C) permit the Lien of this Indenture not to constitute a valid first priority security interest in the Collateral; or

(d)           voluntarily dissolve or liquidate in whole or in part.

Section 3.09.          Statements as to Compliance.

The Issuer will deliver to the Indenture Trustee and the Note Administrator, within 120 days after the end of each calendar year, an Officer’s Certificate stating, as to the Authorized Officer signing such Officer’s Certificate, that

(i)            a review of the activities of the Issuer during the 12-month period ending December 31 of such year (or in the case of the year ending December 31, 2002, the period from the first Closing Date to December 31, 2002) and of performance under this Indenture has been made under such Authorized Officer’s supervision, and

(ii)           to the best of such Authorized Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a default in the compliance of any such condition or covenant, specifying each such default known to such Authorized Officer and the nature and status thereof.

Section 3.10.          Issuer May Consolidate, Etc., Only on Certain Terms.

(a)           The Issuer shall not consolidate or merge with or into any other Person, unless:

(i)            the Person (if other than the Issuer) formed by or surviving such consolidation or merger (A) shall be a Person organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (B) shall not be subject to regulation as an “investment company” under the Investment Company Act and (C) shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Note Administrator, in a form satisfactory to the Indenture Trustee and the Note Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed;

(ii)           immediately after giving effect to such transaction, no Event of Default or Redemption Event shall have occurred and be continuing;

(iii)          the Issuer shall have delivered to the Indenture Trustee and the Note Administrator an Officer’s Certificate and an Opinion of Counsel each stating that (A) such consolidation or merger and such supplemental indenture comply with this Section 3.10, (B) all conditions precedent in this Section 3.10 relating to such transaction have been complied with, and (C) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person;

(iv)          the Rating Agency Condition shall have been satisfied with respect to such transaction;

(v)           the Issuer shall have received a Tax Opinion and an Opinion of Counsel dated the date of such consolidation or merger (and shall have delivered copies thereof to the Indenture Trustee, the Note Administrator and each Rating Agency) to the effect that such transaction will not have any material adverse federal income tax consequence to any Noteholder; and

(vi)          any action that is necessary to maintain the Lien and security interest created by this Indenture and any Indenture Supplement shall have been taken.

(b)           Except as otherwise expressly permitted by this Indenture or the other Transaction Documents, the Issuer shall not convey or transfer any of its properties or assets, including those included in the Collateral, substantially as an entirety to any Person, unless:

(i)            the Person that acquires by conveyance or transfer the properties and assets of the Issuer the conveyance or transfer of which is hereby restricted shall (A) be a Person organized and existing under the laws of the United States of America or any state thereof or the District of Columbia, (B) expressly assume, by an indenture supplemental hereto, executed and delivered to the Indenture Trustee and the Note Administrator, in form satisfactory to the Indenture Trustee and the Note Administrator, the due and punctual payment of the principal of and interest on all Notes and the performance or observance of every agreement and covenant of this Indenture on the part of the Issuer to be performed or observed, all as provided herein, (C) expressly agree by means of such supplemental indenture that all right, title and interest so conveyed or transferred shall be subject and subordinate to the rights of Holders of the Notes, (D) unless otherwise provided in such supplemental indenture, expressly agree to indemnify, defend and hold harmless the Indenture Trustee and the Note Administrator against and from any loss, liability or expense arising under or related to this Indenture and the Notes and (E) not be subject to regulation as an “investment company” under the Investment Company Act;

(ii)           immediately after giving effect to such transaction, no Event of Default or Redemption Event shall have occurred and be continuing;

(iii)          the Rating Agency Condition shall have been satisfied with respect to such transaction;

(iv)          the Issuer shall have received a Tax Opinion and an Opinion of Counsel dated the date of such conveyance or transfer (and shall have delivered copies thereof to the Indenture Trustee, the Note Administrator and each Rating Agency) to the effect that such transaction will not have any material adverse federal income tax consequence to any Noteholder;

(v)           any action that is necessary to maintain the Lien and security interest created by this Indenture and any Indenture Supplement shall have been taken; and

(vi)          the Issuer shall have delivered to the Indenture Trustee and the Note Administrator an Officer’s Certificate and an Opinion of Counsel each stating that (A) such conveyance or transfer and such supplemental indenture comply with this Section 3.10, (B) all conditions precedent in this Section 3.10 relating to such transaction have been complied with, and (C) such supplemental indenture is duly authorized, executed and delivered and is valid, binding and enforceable against such Person.

Section 3.11.          Successor Substituted.

Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Issuer substantially as an entirety in accordance with Section 3.10 hereof, the Person formed by or surviving such consolidation or merger (if other than the Issuer) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Issuer under this Indenture with the same effect as if such Person had been named as the Issuer herein.  In the event of any such conveyance or transfer, the Person named as the Issuer in the first paragraph of this Indenture or any successor which shall theretofore have become such in the manner prescribed in this Section 3.11 shall be released from its obligations under this Indenture as issued immediately upon the effectiveness of such conveyance or transfer.

Section 3.12.          No Other Business.

The Issuer shall not engage in any business other than the activities set forth in Section 2.03 of the Trust Agreement and all activities incidental thereto or other than as required or authorized by the terms of the Transaction Documents.

Section 3.13.          No Borrowing.

The Issuer shall not issue, incur, assume, guarantee or otherwise become liable, directly or indirectly, for any indebtedness except as expressly provided for pursuant to the terms of the Transaction Documents and the Notes.

Section 3.14.          Servicer’s Obligations. The Issuer shall use all reasonable efforts to cause the Servicer to comply with all of its obligations under the Transaction Documents.

Section 3.15.          Guarantees, Loans, Advances and Other Liabilities.

Except as contemplated by this Indenture or the Transfer and Servicing Agreement, the Issuer shall not make any loan or advance or credit to, or guarantee (directly or indirectly or by an instrument having the effect of assuring another’s payment or performance on any obligation or capability of so doing or otherwise), endorse or otherwise become contingently liable, directly or indirectly, in connection with the obligations, stocks or dividends of, or own, purchase, repurchase or acquire (or agree contingently to do so) any stock, obligations, assets or securities of, or any other interest in, or make any capital contribution to, any other Person.

Section 3.16.          Capital Expenditures.

The Issuer shall not make any expenditure (by long-term or operating lease or otherwise) for capital assets (either realty or personalty).

Section 3.17.          Removal of Administrator.

So long as any Notes or any other interests in the Receivables specified in the related Indenture Supplement are outstanding, the Issuer shall not remove the Administrator without cause unless the Rating Agency Condition shall have been satisfied in connection with such removal.

Section 3.18.          Restricted Payments.

The Issuer shall not, directly or indirectly, (i) pay any dividend or make any distribution (by reduction of capital or otherwise), whether in cash, property, securities or a combination thereof, to the Owner Trustee or any owner of a beneficial interest in the Issuer or otherwise with respect to any ownership or equity interest or security in or of the Issuer or to the Servicer, (ii) redeem, purchase, retire or otherwise acquire for value any such ownership or equity interest or security or (iii) set aside or otherwise segregate any amounts for any such purpose; provided, however, that the Issuer may make, or cause to be made, (x) distributions as contemplated by, and to the extent funds are available for such purpose under, the Transfer and Servicing Agreement, the Trust Agreement or any Indenture Supplement and (y) payments to the Indenture Trustee and the Note Administrator pursuant to Section 6.07 hereof.  The Issuer will not, directly or indirectly, make payments to or distributions from the Collection Account or any Series Account except in accordance with the Transaction Documents.

Section 3.19.          Notice of Events of Default

The Issuer agrees to give the Transferor, the Servicer, the Indenture Trustee, the Note Administrator and the Rating Agencies prompt written notice of each Event of Default hereunder and, immediately after obtaining knowledge of any of the following occurrences, written notice of each default on the part of the Servicer, the O/C Holder or the Transferor of its obligations under the Transfer and Servicing Agreement, each default on the part of the Accounts Owner of its obligations under the Receivables Purchase Agreement and any action taken by the Indenture Trustee pursuant to Section 5.05 of this Indenture.

Section 3.20.          Further Instruments and Acts.

Upon request of the Indenture Trustee or the Note Administrator, the Issuer will execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.

ARTICLE IV

SATISFACTION AND DISCHARGE

Section 4.01.          Satisfaction and Discharge of this Indenture.

This Indenture shall cease to be of further effect with respect to the Notes or any other interests in the Receivables specified in the related Indenture Supplement except as to (a) rights of registration of transfer and exchange, (b) substitution of mutilated, destroyed, lost or stolen Notes, (c) the rights of Noteholders to receive payments of principal thereof and interest thereon, (d) Sections 3.08, 3.11, 3.12 and 12.15, (e) the rights and immunities of the Indenture Trustee and the Note Administrator hereunder, including the rights of the Indenture Trustee and the Note Administrator under Section 6.07, (f) the obligations of the Note Administrator under

Section 4.02, and (g) the rights of Noteholders as beneficiaries hereof with respect to the property so deposited with the Indenture Trustee and payable to all or any of them, and the Indenture Trustee and the Note Administrator, on demand of and at the expense of the Issuer, with the consent of the O/C Holder, shall execute proper instruments (prepared by or on behalf of the Issuer) acknowledging satisfaction and discharge of this Indenture with respect to the Notes when:

(i)            either

(A)          all Notes and the O/C Certificate theretofore authenticated and delivered (other than (1) Notes which have been destroyed, lost or stolen and which have been replaced, or paid as provided in Section 2.06, and (2) Notes or O/C Certificates for whose full payment (principal and interest) money has theretofore been deposited in trust or segregated and held in trust by the Indenture Trustee or the Note Administrator) have been delivered to the Transfer Agent and Registrar for cancellation; or

(B)           all Notes and O/C Certificates not theretofore delivered to the Note Administrator for cancellation:

(1)           have become due and payable;

(2)           will become due and payable at the Final Maturity Date for such Class or Series of Notes; or

(3)           are to be called for redemption within one year under arrangements satisfactory to the Note Administrator for the giving of notice of redemption by the Note Administrator in the name, and at the expense, of the Issuer;

and the Issuer, in the case of (1), (2) or (3) above, has irrevocably deposited or caused to be irrevocably deposited with the Note Administrator cash or direct obligations of or obligations guaranteed by the United States of America (which will mature prior to the date such amounts are payable), in trust for such purpose, in an amount sufficient to pay and discharge the entire indebtedness on such Notes not theretofore delivered to the Note Administrator for cancellation when due at the Final Maturity Date for such Class or Series of Notes or the Redemption Date (if Notes shall have been called for redemption pursuant to the related Indenture Supplement), as the case may be;

(ii)           the Issuer has paid or caused to be paid all other sums payable hereunder by the Issuer (including to any O/C Holder); and

(iii)          the Issuer has delivered to the Indenture Trustee and the Note Administrator an Officer’s Certificate and an Opinion of Counsel, each meeting the applicable requirements of Section 12.01(a) and each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture have been complied with.

Section 4.02.          Application of Trust Money.

All monies deposited with the Note Administrator pursuant to Section 4.01 hereof shall be held in trust and applied by it, in accordance with the provisions of the Notes, this Indenture and the applicable Indenture Supplement, to make payments, either directly or through any Paying Agent, as the Note Administrator may determine, to the Noteholders and for the payment in respect of which such monies have been deposited with the Note Administrator, of all sums due and to become due thereon for principal and interest; but such monies need not be segregated from other funds except to the extent required herein or in the Transfer and Servicing Agreement or required by law.

ARTICLE V

REDEMPTION EVENTS, DEFAULTS AND REMEDIES

Section 5.01.          Redemption Events.

If the Trust shall become subject to regulation as an “investment company” within the meaning of the Investment Company Act (a “Trust Redemption Event”), then a Redemption Event with respect to the Notes of all Series shall occur without any notice or other action on the part of the Indenture Trustee or the Noteholders immediately upon the occurrence of such event.

Upon the occurrence of a Redemption Event, a rapid amortization period with respect to the Notes of all Series shall commence and payment on the Notes of each Series will be made in accordance with the terms of the related Indenture Supplement.

Section 5.02.          Events of Default.

“Event of Default,” wherever used herein, means with respect to any Series any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(a)           default in the payment of the principal of any Note of that Series, if not previously paid, when the same becomes due and payable; or

(b)           default in the payment of any interest on the outstanding principal balance of (i) any Class A Note (as any such Note may be designated in the related Indenture Supplement) of that Series when the same becomes due and payable, and (ii) any Class B Note (as any such Note may be designated in the related Indenture Supplement) of that Series when the same becomes due and payable, but only if all Class A Notes of such Series have been paid in full; and such default shall continue after the earlier to occur of (A) the next following date upon which interest becomes due and payable and (B) the date occurring 35 days following the date on which such interest became due and payable; or

(c)           default in the observance or performance of any covenant or agreement of the Issuer made in this Indenture made in respect of the Notes of such Series (other than a covenant, or agreement, a default in the observance or performance of which is elsewhere in this Section 5.02 specifically dealt with) (all of such covenants and agreements in this Indenture which are not expressly stated to be for the benefit of a particular Series being deemed to be in respect of the Notes of all Series for this purpose), and such default shall continue or not be cured for a period of sixty (60) days after there shall have been given, by written registered or certified mail, return receipt requested to the Issuer by the Indenture Trustee or to the Issuer and the Indenture Trustee by the Holders of at least 50% of the Outstanding Amount of the Notes of such

Series, a written notice specifying such default and requiring it to be remedied and stating that such notice is a “Notice of Default” hereunder and, as a result of such default, the interests of the Holders of the Notes are materially and adversely affected and continue to be materially and adversely affected during such 60-day period; or

(d)           the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of the Issuer in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or appointing a receiver, conservator, liquidator, assignee, custodian, trustee, sequestrator or similar official for the Issuer or ordering the winding-up or liquidation of the Issuer’s affairs, and such decree or order shall remain unstayed and in effect for a period of sixty (60) consecutive days; or

(e)           the commencement by the Issuer of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by the Issuer to the entry of an order for relief in an involuntary case under any such law, or the consent by the Issuer to the appointment of or the taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator, conservator or similar official of the Issuer, or the making by the Issuer of any general assignment for the benefit of creditors, or the failure by the Issuer generally to pay, or the admission in writing by the Issuer of its inability to pay, its debts as such debts become due, or the taking of action by the Issuer in furtherance of any of the foregoing.

The Issuer shall deliver to the Indenture Trustee, within five (5) days after the occurrence thereof, written notice in the form of an Officer’s Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default, its status and what action the Issuer is taking or proposes to take with respect thereto.

Section 5.03.          Acceleration of Maturity; Rescission and Annulment.

If an Event of Default described in paragraph (a), (b) or (c) of Section 5.02 should occur and be continuing with respect to a Series, then and in every such case the Indenture Trustee or the Controlling Noteholders of such Series may declare all the Notes of such Series to be immediately due and payable, by a notice in writing to the Issuer and the Transferor (and to the Indenture Trustee if declared by Noteholders), and upon any such declaration the unpaid principal amount of such Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall become immediately due and payable.

If an Event of Default described in paragraph (d) or (e) of Section 5.02 should occur and be continuing, then the unpaid principal amount of the Notes, together with accrued and unpaid interest thereon through the date of acceleration, shall automatically become, and shall be deemed to be declared, due and payable.

At any time after such declaration of acceleration of maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Indenture Trustee as hereinafter in this Article V provided, the Controlling Noteholders, by written notice to the Issuer, the Transferor and the Indenture Trustee, may rescind and annul such declaration and its consequences.

No such rescission shall affect any subsequent default or impair any right consequent thereto.

Section 5.04.          Collection of Indebtedness and Suits for Enforcement by Indenture Trustee.

(a)           The Issuer covenants that if (i) default is made in the payment of any interest on any Note when the same becomes due and payable, and such default shall continue after the earlier to occur of (x) the next following date upon which interest becomes due and payable and (y) the date occurring thirty-five (35) days following the date on which such interest became due and payable, or (ii) default is made in the payment of principal of any Note, if and to the extent not previously paid, when the same becomes due and payable, the Issuer will, upon demand of the Indenture Trustee, pay to the Indenture Trustee, for the benefit of the Holders of the Notes of the affected Series, the whole amount then due and payable on such Notes for principal and interest, with interest upon the overdue principal, and, to the extent payment at such rate of interest shall be legally enforceable, interest upon overdue installments of interest, at the applicable Note Interest Rate borne by the Notes of such Series, and in addition thereto will pay such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Indenture Trustee and its agents and outside counsel.

(b)           In case the Issuer shall fail forthwith to pay such amounts upon such demand, the Indenture Trustee, in its own name and as trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Issuer or other obligor upon such Notes and collect in the manner provided by law out of the Collateral or the property of another obligor upon such Notes, wherever situated, the monies adjudged or decreed to be payable in the manner provided by law.

(c)           If an Event of Default occurs and is continuing, the Indenture Trustee may, as more particularly provided in Section 5.05, in its discretion, proceed to protect and enforce its rights and the rights of the Noteholders of the affected Series, by such appropriate Proceedings as the Indenture Trustee shall deem most effective to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Indenture Trustee by this Indenture or by law.

(d)           In case there shall be pending, relative to the Issuer or any other obligor upon the Notes of the affected Series, or any Person having or claiming an ownership interest in the Collateral, Proceedings under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or in case a receiver, conservator, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator, custodian or other similar official shall have been appointed for or taken possession of the Issuer or its property or such other obligor or Person, or in case of any other comparable judicial Proceedings relative to the Issuer or other obligor upon the Notes of such Series, or to the creditors or property of the Issuer or such other obligor or Person, the Indenture Trustee, regardless of whether the principal of any Notes shall then be due and payable as therein expressed or by declaration or otherwise and regardless of whether the Indenture Trustee shall have made any demand pursuant to the provisions of this Section 5.04, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

(i)            to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Notes of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee (including any claim for reasonable compensation to the Indenture Trustee and each predecessor Indenture Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee, except as a result of negligence, willful misconduct or bad faith) and of the Noteholders of such Series allowed in any Proceedings relative to the Issuer or other obligor on the Notes, or to the creditors or property of the Issuer or such other obligor;

(ii)           unless prohibited by applicable law and regulations, to vote on behalf of the Holders of Notes of such Series in any election of a trustee, a standby trustee or a Person performing similar functions in any such Proceedings;

(iii)          to collect and receive any monies or other property payable or deliverable on any such claims and to distribute all amounts received with respect to the claims of the Noteholders of such Series and of the Indenture Trustee on their behalf; and

(iv)          to file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Indenture Trustee or the Holders of Notes of such Series allowed in any judicial Proceedings relative to the Issuer, its creditors and its property;

and any trustee, receiver, conservator, liquidator, custodian, assignee, sequestrator or other similar official in any such Proceeding is hereby authorized by each of such Noteholders to make payments to the Indenture Trustee, and, in the event that the Indenture Trustee shall consent to the making of payments directly to such Noteholders, to pay to the Indenture Trustee such amounts as shall be sufficient to cover reasonable compensation to the Indenture Trustee, each predecessor Indenture Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Indenture Trustee and each predecessor Indenture Trustee except as a result of negligence, willful misconduct or bad faith.

(e)           Nothing herein contained shall be deemed to authorize the Indenture Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Noteholder any plan of reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof or to authorize the Indenture Trustee to vote in respect of the claim of any Noteholder in any such proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar Person.

(f)            All rights of action and of asserting claims under this Indenture, or under any of the Notes, may be enforced by the Indenture Trustee without the possession of any of the Notes or the production thereof in any trial or other Proceedings relative thereto, and any such action or Proceedings instituted by the Indenture Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment, subject to the payment of the expenses, disbursements and compensation of the Indenture Trustee, each predecessor Indenture Trustee and their respective agents and attorneys, shall be for the benefit of the Holders of the Notes of the affected Series as provided herein.

(g)           In any Proceedings brought by the Indenture Trustee (except with respect to any Proceedings involving the interpretation of any provision of this Indenture to which the

Indenture Trustee shall be a party), the Indenture Trustee shall be held to represent all the Holders of the Notes of the affected Series, and it shall not be necessary to make any such Noteholder a party to any such Proceedings.

Section 5.05.          Remedies; Priorities.

(a)           If an Event of Default shall have occurred and be continuing with respect to any Series, and the Notes of such Series have been accelerated pursuant to Section 5.03, the Indenture Trustee may do one or more of the following (subject to Section 5.06):

(i)            institute Proceedings in its own name and as trustee of an express trust for the collection of all amounts then payable on the Notes of the affected Series or under this Indenture with respect thereto, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Issuer the portion of the Collateral allocated to such Series and from any other obligor upon such Notes monies adjudged due;

(ii)           subject to the last paragraph of this subsection 5.05(a), take any other appropriate action to protect and enforce the rights and remedies of the Indenture Trustee and the Holders of the Notes of the affected Series; or

(iii)          cause the Issuer to sell Principal Receivables in an amount equal to the Invested Amount with respect to the accelerated Series and the related Finance Charge Receivables (or interests therein) in accordance with Section 5.16 hereof;

provided, however, that the Indenture Trustee may not exercise the remedy described in subparagraph (iii) above unless (A) the Holders of 100% of the Outstanding Amount of the Notes of the affected Series consent thereto, (B) the Indenture Trustee determines (based solely upon the opinion of an Independent investment banking firm obtained at the expense of the Issuer) that any proceeds of such exercise distributable to the Noteholders of the affected Series will be at least sufficient to discharge in full all amounts then due and unpaid upon such Notes for principal and interest or (C) the Indenture Trustee determines (based solely upon the opinion of an Independent investment banking firm obtained at the expense of the Issuer) that the Collateral may not continue to provide sufficient funds for the payment of principal of and interest on the Notes as they would have become due if the Notes had not been declared due and payable, and the Indenture Trustee obtains the consent of Holders of at least 66-2/3% of the Outstanding Amount of the Class A Notes (as such Notes may be designated in the related Indenture Supplement) of such affected Series, or, if the Class A Notes have been paid in full, at least 66-2/3% of the outstanding principal amount of the Class B Notes (as such Notes may be designated in the related Indenture Supplement); provided that the Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.

The remedies provided in this Section 5.05(a) are the exclusive remedies provided to the Noteholders with respect to an Event of Default and each of the Noteholders (by its acceptance of their respective interests in the Notes) and the Indenture Trustee hereby expressly waive any other remedy that may be available under the applicable UCC.

(b)           If the Indenture Trustee collects any money or property for a Series pursuant to this Article V following the acceleration of the maturities of the Notes of such Series pursuant to Section 5.03 (so long as such declaration shall not have been rescinded or annulled), it shall pay the money or property in the following order:

FIRST:  to the Indenture Trustee and the Note Administrator for amounts due pursuant to Section 6.07 and to pay other Program Expenses under and in accordance with the related Indenture Supplement;

SECOND:  to the Servicer, the Servicing Fee under the related Indenture Supplement;

THIRD:  to the Holders of the Class A Notes (as such Notes may be designated in the related Indenture Supplement) of such Series for amounts due and unpaid on such Notes for interest and principal, according to the amounts due and payable on such Class A Notes for interest and principal; provided that, in the event there are sub-classes of Class A Notes, such Notes will be paid sequentially with the most senior sub-class being paid first;

FOURTH: to the Holders of the Class B Notes (as such Notes may be designated in the related Indenture Supplement) of such Series for amounts due and unpaid on such Notes for interest and principal, according to the amounts due and payable on such Class B Notes for interest and principal;

FIFTH:  to the O/C Holder, if any, in accordance with Article IV of the related Indenture Supplement; and

SIXTH:  to the Issuer for distribution pursuant to Article IV of the related Indenture Supplement.

(c)           The Note Administrator may, upon notification to the Issuer, fix a record date and payment date for any payment to Noteholders of the affected Series pursuant to this Section 5.05.  At least fifteen (15) days before such record date, the Note Administrator shall mail or send by facsimile to each such Noteholder a notice that states the record date, the payment date and the amount to be paid.

In addition to the application of money or property referred to in subsection 5.05(b) for an accelerated Series, amounts then held in the Collection Account or any Series Accounts for such Series and any amounts available under the Series Enhancement for such Series shall be used to make payments to the Holders of the Notes of such Series and the Series Enhancer for such Series in accordance with the terms of this Indenture, the related Indenture Supplement and the Series Enhancement for such Series.  Following the sale of the Collateral (or portion thereof) for a Series and the application of the proceeds of such sale to such Series and the application of the amounts then held in the Collection Account and any Series Accounts for such Series as are allocated to such Series and any amounts available under the Series Enhancement for such Series, such Series shall no longer be entitled to any allocation of Collections or other property constituting the Collateral under this Indenture and the Notes of such Series shall no longer be Outstanding.

Section 5.06.          Optional Preservation of the Collateral  If the Notes of any Series have been declared to be due and payable under Section 5.03 following an Event of Default and such declaration and its consequences have not been rescinded and annulled, and the Indenture Trustee has not received directions from the Noteholders pursuant to Section 5.12, the

Indenture Trustee may, but need not, elect to maintain possession of the portion of the Collateral allocated to such Notes.  It is the desire of the parties hereto and the Noteholders that there be at all times sufficient funds for the payment of principal of and interest on the Notes, and the Indenture Trustee shall take such desire into account when determining whether or not to maintain possession of the Collateral allocated to such Notes.  In determining whether to maintain possession of the Collateral, the Indenture Trustee shall obtain (at the expense of the Issuer) and rely upon an opinion of an Independent investment banking or accounting firm of national reputation as to the feasibility of such proposed action and as to the sufficiency of the Collateral for such purpose.

Section 5.07.          Limitation on Suits.

No Noteholder shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

(a)           the Holders of not less than 25% of the Outstanding Amount of any affected Series of Notes have made written request to the Indenture Trustee to institute such Proceeding in its own name as indenture trustee hereunder; provided that the Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement;

(b)           such Noteholder or Noteholders have previously given written notice to the Indenture Trustee of a continuing Event of Default;

(c)           such Noteholder or Noteholders have agreed to provide to the Indenture Trustee indemnity satisfactory to it against the costs, expenses and liabilities to be incurred in compliance with such request;

(d)           the Indenture Trustee for sixty (60) days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

(e)           no direction inconsistent with such written request has been given to the Indenture Trustee during such 60-day period by the Majority Noteholders of such Series;

it being understood and intended that no one or more Noteholders of the affected Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Noteholders of such Series or to obtain or to seek to obtain priority or preference over any other Noteholders of such Series or to enforce any right under this Indenture, except in the manner herein provided.

In the event the Indenture Trustee shall receive conflicting or inconsistent requests and indemnity from two (2) or more groups of Noteholders of the affected Series, each representing less than a majority of the Outstanding Amount of the Notes of such Series, the Indenture Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 5.08.          Unconditional Rights of Noteholders to Receive Principal and Interest.

Notwithstanding any other provision in this Indenture, each Holder of a Note shall have the right which is absolute and unconditional to receive payment of the principal of and interest in respect of such Note as such principal and interest becomes due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Noteholder.

Section 5.09.          Restoration of Rights and Remedies.

If the Indenture Trustee or any Noteholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned, or has been determined adversely to the Indenture Trustee or to such Noteholder, then and in every such case the Issuer, the Indenture Trustee and the Noteholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Indenture Trustee and the Noteholders shall continue as though no such Proceeding had been instituted.

Section 5.10.          Rights and Remedies Cumulative.

No right, remedy, power or privilege herein conferred upon or reserved to  the Indenture Trustee or to the Noteholders or the O/C Holder is intended to be  exclusive of any other right, remedy, power or privilege, and every right, remedy, power or privilege shall, to the extent permitted by law, be cumulative.  The assertion or exercise of any right or remedy shall not preclude any other further assertion or the exercise of any other appropriate right or remedy.

Section 5.11.          Delay or Omission Not Waiver.

No failure to exercise and no delay in exercising, on the part of the Indenture Trustee or of any Noteholder or other Person, any right or remedy occurring hereunder upon any Event of Default shall impair any such right or remedy or constitute a waiver thereof of any such Event of Default or an acquiescence therein.  Every right and remedy given by this Article V may be exercised from time to time, and as often as may be deemed expedient, by the Indenture Trustee or by the Noteholders, as the case may be.

Section 5.12.          Rights of Noteholders to Direct Indenture Trustee.

The Controlling Noteholders of any affected Series (if an Event of Default with respect to such Series has occurred and is continuing) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Indenture Trustee with respect to the Notes of such Series or exercising any trust or power conferred on the Indenture Trustee with respect to the Notes of such Series; provided, however, that subject to Section 6.01:

(a)           the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee, after being advised by counsel, determines that the action so directed is in conflict with any rule of law or with this Indenture, and

(b)           the Indenture Trustee shall have the right to decline any such direction if the Indenture Trustee in good faith shall, by a Responsible Officer of the Indenture

Trustee, determine that the Proceedings so directed would be illegal or involve the Indenture Trustee in personal liability or be unjustly prejudicial to the Noteholders not parties to such direction.

Section 5.13.          Waiver of Past Defaults.

Prior to the declaration of the acceleration of the maturity of the Notes of the affected Series as provided in Section 5.03, the Controlling Noteholders of such Series may, on behalf of all such Noteholders, waive in writing any past default with respect to such Notes and its consequences, except a default:

(a)           in the payment of the principal or interest in respect of any Note of such Series; or

(b)           in respect of a covenant or provision hereof that under Section 10.02 hereof cannot be modified or amended without the consent of the Noteholder of each Outstanding Note of such Series affected.

Upon any such written waiver, such default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

Section 5.14.          Undertaking for Costs.

All parties to this Indenture agree, and each Noteholder by its acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Indenture Trustee for any action taken, suffered or omitted by it as Indenture Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys’ fees and expenses, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section 5.14 shall not apply to any suit instituted by the Indenture Trustee, to any suit instituted by any Noteholder, or group of Noteholders (in compliance with Section 5.07 hereof), holding in the aggregate more than 10% of the principal balance of the Outstanding Notes of the affected Series, or to any suit instituted by any Noteholder for the enforcement of the payment of the principal or interest in respect of any Note on or after the Distribution Date on which any of such amounts was due pursuant to the terms of such Note or the applicable Indenture Supplement (or, in the case of redemption, on or after the applicable Redemption Date); provided that the Certificate Trustee as Holder, if applicable, shall vote in accordance with the provisions of the relevant Pass-Through Trust Agreement.

Section 5.15.          Waiver of Stay or Extension Laws.

The Issuer covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may adversely affect the covenants or the performance of this Indenture; and the Issuer (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Indenture Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 5.16.          Sale of Receivables.

(a)           The method, manner, time, place and terms of any sale of Receivables (or interests therein) pursuant to Section 5.05(a)(iii) shall be commercially reasonable.  The Indenture Trustee may from time to time postpone any sale by public announcement made at the time and place of such sale.  The Indenture Trustee hereby expressly waives its right to any amount fixed by law as compensation for any sale.

(b)           The Indenture Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Issuer in connection with any sale of Receivables pursuant to Section 5.05(a)(iii).  No purchaser or transferee at any such sale shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(c)           In its exercise of the foreclosure remedy pursuant to Section 5.05(a)(iii), the Indenture Trustee shall solicit bids from Permitted Assignees for the sale of Principal Receivables in an amount at least equal to the Invested Amount with respect to the affected Series of Notes at the time of sale and the related Finance Charge Receivables (or interests therein).  The Indenture Trustee shall sell such Receivables (or interests therein) to the bidder with the highest cash purchase offer.  The Transferor, its Affiliates or agents may not participate or bid in such sale.  The proceeds of any such sale shall be applied in accordance with Section 5.05(b).

Section 5.17.          Action on Notes.

The Indenture Trustee’s right to seek and recover judgment on the Notes or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture.  Neither the Lien of this Indenture nor any rights or remedies of the Indenture Trustee or the Noteholders shall be impaired by the recovery of any judgment by the Indenture Trustee against the Issuer or by the levy of any execution under such judgment upon any portion of the Collateral or upon any of the assets of the Issuer.  Any money or property collected by the Indenture Trustee shall be applied as specified in the applicable Indenture Supplement.

ARTICLE VI

THE INDENTURE TRUSTEE; THE NOTE ADMINISTRATOR

Section 6.01.          Notice of Defaults.  As promptly as practicable after, and in any event within 30 days after, the occurrence of any Redemption Event of Event of Default of which a Responsible Officer of the Indenture Trustee has actual knowledge hereunder, the Indenture Trustee shall mail to the Noteholders and the Rating Agencies, notice of such default hereunder actually known to a Responsible Officer of the Indenture Trustee, unless such default shall have been cured or waived.

Section 6.02.          Certain Rights of Indenture Trustee and Note Administrator.

(a)           the Indenture Trustee, prior to the occurrence of an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge and after the curing of all such Events of Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Indenture.  If an Event of Default of which a Responsible Officer of the Indenture Trustee shall have actual knowledge has occurred and has not been cured or waived, the Indenture Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person’s own affairs;

(b)           the Indenture Trustee and the Note Administrator, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders, or other instruments furnished to it which are specifically required to be furnished pursuant to any provision of this Indenture or any Indenture Supplement, shall examine them to determine whether they conform to the requirements of this Indenture and such Indenture Supplement; provided, however, that neither the Indenture Trustee nor the Note Administrator shall be responsible for the accuracy or content of any resolution, certificate, statement, opinion, report, document, order or other instrument furnished by the Servicer, the LLCs, the O/C Holders, the Issuer or any other party hereunder.  If any such instrument is found not to conform in any material respect to the requirements of this Indenture or any Indenture Supplement, the Indenture Trustee shall notify the Noteholders of such instrument in the event that the Indenture Trustee, after so requesting, does not receive a satisfactorily corrected instrument;

(c)           the Indenture Trustee and the Note Administrator undertake to perform only such duties as are specifically set forth in this Indenture and any Indenture Supplements to which they are a party.  No implied covenants or obligations shall be read into this Indenture or such Indenture Supplements against the Indenture Trustee or the Note Administrator and, in the absence of bad faith on the part of the Indenture Trustee or the Note Administrator, as the case may be, the Indenture Trustee and the Note Administrator may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Indenture Trustee and conforming to the requirements of this Indenture and such Indenture Supplement, as applicable;

(d)           the Indenture Trustee and the Note Administrator may rely and shall be protected in acting or refraining from acting in reliance upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

(e)           any request or direction of the Issuer mentioned herein shall be sufficiently evidenced by an Issuer Order or Issuer Request;

(f)            whenever in the administration of this Indenture or any Indenture Supplement the Indenture Trustee or the Note Administrator shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder or thereunder, the Indenture Trustee and the Note Administrator (unless other evidence be herein specifically prescribed) shall be entitled to receive and may, in the absence of bad faith on its part, rely upon an Officer’s Certificate of the Issuer;

(g)           the Indenture Trustee and the Note Administrator may consult with counsel and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

(h)           subject to the duty of the Indenture Trustee during the continuance of an Event of Default to act with the required standard of care, neither the Indenture Trustee nor the Note Administrator shall be under any obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Noteholders pursuant to this Indenture or any Indenture Supplement, unless such Noteholders shall have offered to the Indenture Trustee security or indemnity reasonably satisfactory to it against the cost, expenses and liabilities which might be incurred by it in compliance with such request or direction;

(i)            neither the Indenture Trustee nor the Note Administrator shall be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document;

(j)            the Indenture Trustee and the Note Administrator may execute any of the trusts or powers under this Indenture or any Indenture Supplement or perform any duties under this Indenture or any Indenture Supplement either directly or by or through agents, attorneys, custodians or nominees and neither the Indenture Trustee nor the Note Administrator shall be responsible for any misconduct or negligence on the part of, or for the supervision of, any agent, attorney, custodian or nominee appointed with due care by it under this Indenture or any Indenture Supplement;

(k)           the Indenture Trustee and the Note Administrator shall not be liable in their individual capacities with respect to any action taken or omitted to be taken by it in good faith in accordance with this Indenture, any Indenture Supplement or at the direction of the Majority Noteholders of an outstanding Series of Notes relating to the time, method and place of conducting any proceeding for any remedy available to the Indenture Trustee, or exercising any trust or power conferred upon the Indenture Trustee or the Note Administrator, under this Indenture or the related Indenture Supplement;

(l)            neither the Indenture Trustee nor the Note Administrator shall be required to expend or risk its own funds in the performance of any of its duties under this Indenture or any Indenture Supplement, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk is not reasonably assured to it and none of the provisions contained in this Indenture or any Indenture Supplement shall in any event require the Indenture Trustee or the Note Administrator to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer, the Issuer, [CSG/Presidio], LLC or any other party under any of the Transaction Documents;

(m)          when the Indenture Trustee incurs expenses or renders services in connection with an Event of Default specified in Section 5.02, such expenses (including the fees and expenses of its counsel) and the compensation for such services are intended to constitute expenses of administration under any bankruptcy law or law relating to creditors rights generally;

(n)           neither the Indenture Trustee nor the Note Administrator shall be charged with knowledge of a default or an Event of Default or Redemption Event unless a Responsible Officer obtains actual knowledge of such default, event, Event of Default or Redemption Event; in the absence of the receipt of such notice, the Indenture Trustee and the Note Administrator may conclusively assume that there is no default, event, Event of Default or Redemption Event;

(o)           in the event the Indenture Trustee or the Note Administrator is also acting as the Paying Agent or an Authenticating Agent, the rights, powers, immunities and indemnifications afforded to the Indenture Trustee and the Note Administrator hereunder shall also be afforded to such Paying Agent or Authenticating Agent;

(p)           neither the Indenture Trustee nor the Note Administrator shall be liable in its individual capacity for an error of judgment made in good faith by one of their Responsible Officers or other officers, unless it shall be proved that the Indenture Trustee or the Note Administrator, as the case may be, was negligent in ascertaining the pertinent facts;

(q)           neither the Indenture Trustee nor the Note Administrator shall have any duty (i) to see to any recording, filing, or depositing of this Indenture or any agreement referred to herein or any financing statement or continuation statement evidencing a security interest, or to see to the maintenance of any such recording or filing or depositing or to any recording, refiling or redepositing of any thereof, (ii) to see to any insurance or (iii) to provide or maintain the payment or discharge of any tax, assessment, or other governmental charge or any lien or encumbrance of any kind owing with respect to, assessed or levied against, any part of the Collateral;

(r)            neither the Indenture Trustee nor the Note Administrator shall be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Indenture or any Indenture Supplement;

(s)           the right of the Indenture Trustee and the Note Administrator to perform any discretionary act enumerated in this Indenture or any Indenture Supplement shall not be construed as a duty, and neither the Indenture Trustee nor the Note Administrator shall be answerable other than for its negligence or willful misconduct in the performance of such act; and

(t)            neither the Indenture Trustee nor the Note Administrator shall be required to give any bond or surety in respect of the execution of any of the trusts created hereby or the powers granted hereunder.

Section 6.03.          [Reserved].

Section 6.04.          Not Responsible for Recitals or Issuance of Notes.

The recitals contained herein and in the Notes, except the certificate of authentication of the Indenture Trustee, shall be taken as the statements of the Issuer, and neither the Indenture Trustee nor the Note Administrator assumes any responsibility for their correctness.  Neither the Indenture Trustee nor the Note Administrator makes any representation as to the validity or sufficiency of the Agreement, the Notes, the Transaction Documents, the Receivables or any related document.  Neither the Indenture Trustee nor the Note Administrator shall be accountable for the use or application by the Issuer of the proceeds from the Notes.

Section 6.05.          May Hold Notes.

The Indenture Trustee, the Note Administrator, any Paying Agent, Transfer Agent and Registrar or any other agent of the Issuer, in its individual or any other capacity, may become the owner or pledgee of Notes and may otherwise deal with the Issuer with the same rights it would have if it were not Indenture Trustee, the Note Administrator, Paying Agent, Transfer Agent and Registrar or such other agent.

Section 6.06.          Money Held in Trust.

Money held by the Indenture Trustee or the Note Administrator in trust hereunder need not be segregated from other funds held by such entity in trust hereunder except to the extent required herein or required by law.  Neither the Indenture Trustee nor the Note Administrator shall be under any liability for interest on any money received by it hereunder except as otherwise agreed upon in writing by the Indenture Trustee and the Issuer.

Section 6.07.          Compensation, Reimbursement and Indemnification.

The Issuer shall pay to the Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator, from time to time, reasonable compensation for all services rendered by the Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator, as applicable, under the Transaction Documents or the Pass-Through Trust Agreement, as applicable (which compensation shall not be limited by any law on compensation of a trustee of an express trust).  The Issuer shall reimburse the Indenture Trustee, the Note Administrator, the Certificate Trustee or the Certificate Administrator for all of their respective reasonable out-of-pocket expenses incurred or made, including costs of collection, in addition to the compensation for its services.  Such expenses shall include the reasonable compensation and expenses, disbursements and advances of the Indenture Trustee’s, the Note Administrator’s, the Certificate Trustee’s and the Certificate Administrator’s agents, counsel, accountants and experts, except any such expense, disbursement or advance as may arise from the such parties’ negligence, willful misconduct or bad faith.  The Issuer shall indemnify, and shall cause CSG, LLC to indemnify, each of the Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator and their respective officers, directors, agents and employees against any and all loss, liability or expense (including the fees of either in-house counsel or outside counsel, but not both) incurred by it in connection with the administration of this trust and the performance of their duties under the Transaction Documents or the Pass-Through Trust Agreement, as applicable.  Each of the Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator shall notify the Issuer promptly of any claim for which it may seek indemnity.  Failure by any such party to so notify the Issuer shall not relieve the Issuer of its obligations hereunder unless such loss, liability or expense could have been avoided with such prompt notification and then only to the extent of such loss, expense or liability which could have been so avoided.  The Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator may have separate counsel and, if they do, the Issuer shall pay the fees and expenses of such counsel.

The amount of compensation, reimbursement and indemnification due to the Indenture Trustee and the Note Administrator shall be as set forth in each Indenture Supplement.

The Issuer’s payment obligations to the Indenture Trustee, the Note Administrator, the Certificate Trustee and the Certificate Administrator, as the case may be pursuant to this Section 6.07 shall survive the discharge of this Indenture.  When the Indenture Trustee, the Note Administrator, the Certificate Trustee or the Certificate Administrator incurs expenses after the occurrence of a Default specified in subsection 5.02(d) or (e) with respect to the Issuer, the expenses are intended to constitute expenses of administration under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or similar law.

Notwithstanding anything herein to the contrary, the Indenture Trustee’s right to enforce any of the Issuer’s payment obligations pursuant to this Section 6.07 shall be subject to the provisions of Sections 12.14 and 12.15.

Section 6.08.          Replacement of Indenture Trustee and Note Administrator.

No resignation or removal of the Indenture Trustee or Note Administrator and no appointment of a successor Indenture Trustee or successor Note Administrator shall become effective until the acceptance of appointment by the successor Indenture Trustee or successor Note Administrator pursuant to this Section 6.08. The Indenture Trustee or the Note Administrator may resign at any time by giving thirty (30) days written notice to the Issuer and the O/C Holder.  The Majority Noteholders, upon delivery of notice of such removal to the Issuer, may remove the Indenture Trustee or the Note Administrator by so notifying the Indenture Trustee or Note Administrator and may appoint a successor Indenture Trustee or successor Note Administrator, as the case may be.  The Issuer may remove the Indenture Trustee or Note Administrator, as the case may be, if:

(i)            the Indenture Trustee or Note Administrator fails to comply with Section 6.11;

(ii)           the Indenture Trustee or Note Administrator is adjudged a bankrupt or insolvent;

(iii)          a receiver of the Indenture Trustee or Note Administrator or of such entity’s property shall be appointed, or any public officer takes charge of the Indenture Trustee or Note Administrator or of such entity’s property or affairs for the purpose of rehabilitation, conservation or liquidation; or

(iv)          the Indenture Trustee or Note Administrator otherwise becomes legally unable to act.

If the Indenture Trustee or Note Administrator resigns or is removed or if a vacancy exists in the office of Indenture Trustee or Note Administrator for any reason (the Indenture Trustee in such event being referred to herein as the retiring Indenture Trustee and the Note Administrator in such event being referred to herein as the retiring Note Administrator), the Issuer shall promptly appoint a successor Indenture Trustee or Note Administrator, as the case may be.  The Issuer shall furnish each Rating Agency with a copy of any notice of resignation or removal of a retiring Indenture Trustee or retiring Note Administrator pursuant to this Section 6.08 promptly after receiving such notice, in the case of a resignation by a retiring Indenture Trustee or retiring Note Administrator, or delivering such notice, in the case of a removal of a retiring Indenture Trustee or retiring Note Administrator by the Issuer.

A successor Indenture Trustee or successor Note Administrator shall deliver a written acceptance of its appointment to the retiring Indenture Trustee or retiring Note Administrator, as the case may be, the Administrator and the Issuer.  Thereupon the resignation or removal of the retiring Indenture Trustee or retiring Note Administrator shall become effective, and the successor Indenture Trustee or successor Note Administrator shall have all the rights, powers and duties of the Indenture Trustee or Note Administrator under this Indenture.  The successor Indenture Trustee or successor Note Administrator shall mail a notice of its succession to all of the Noteholders, the O/C Holder and each Rating Agency.  The retiring Indenture Trustee or retiring Note Administrator shall promptly transfer all property held by it as Indenture Trustee or Note Administrator to the successor Indenture Trustee or successor Note Administrator.

If a successor Indenture Trustee or a successor Note Administrator does not take office within sixty (60) days after the retiring Indenture Trustee or the retiring Note Administrator resigns or is removed, the retiring Indenture Trustee or retiring Note Administrator, as the case may be, the Issuer or the Majority Noteholders may petition any court of competent jurisdiction for the appointment of a successor Indenture Trustee or successor Note Administrator.

If the Indenture Trustee or the Note Administrator fails to comply with Section 6.11, any Noteholder may petition any court of competent jurisdiction for the removal of the Indenture Trustee or the Note Administrator and the appointment of a successor Indenture Trustee or a successor Note Administrator, as the case may be.

Notwithstanding the replacement of the Indenture Trustee or the Note Administrator pursuant to this Section 6.08, the Issuer’s obligations under Section 6.07 shall continue for the benefit of the retiring Indenture Trustee or the retiring Note Administrator.

Section 6.09.          Successor Indenture Trustee or Successor Note Administrator by Merger.

If the Indenture Trustee or the Note Administrator consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets to, another corporation or banking association, the resulting, surviving or transferee corporation or banking association without any further act shall be the successor Indenture Trustee or the successor Note Administrator, as the case may be; provided that such corporation or banking association shall be otherwise qualified and eligible under Section 6.11.  The Indenture Trustee or Note Administrator, as the case may be, shall provide the Rating Agencies prior written notice of any such transaction.

In case at the time such successor or successors by merger, conversion, consolidation or transfer to the Indenture Trustee shall succeed to the trusts created by this Indenture any of the Notes shall have been authenticated but not delivered, any such successor to the Indenture Trustee may adopt the certificate of authentication of any predecessor Indenture Trustee and deliver such Notes so authenticated; and in case at that time any of the Notes shall not have been authenticated, any successor to the Indenture Trustee may authenticate such Notes in the name of the successor to the Indenture Trustee; and in all such cases such certificates shall have the full force which it is anywhere in the Notes or in this Indenture provided that the certificate of the Indenture Trustee shall have.

Section 6.10.          Appointment of Co-Indenture Trustee or Separate Indenture Trustee.

(a)           Notwithstanding any other provisions of this Indenture, at any time, for the purpose of meeting any legal requirement of any jurisdiction in which any part of the Collateral may at the time be located, the Indenture Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Collateral, and to vest in such Person or Persons, in such capacity and for the benefit of the Noteholders, such title to the Collateral, or any part hereof, and, subject to the other provisions of this Section 6.10, such powers, duties, obligations, rights and trusts as the Indenture Trustee may consider necessary or desirable.  No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 6.11 and no notice to Noteholders of the appointment of any co-trustee or separate trustee shall be required under Section 6.08 hereof.  The appointment of any co-trustee or separate trustee shall not absolve the Indenture Trustee of its obligations under this Indenture and the related Indenture Supplement.

(b)           Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

(i)            all rights, powers, duties and obligations conferred or imposed upon the Indenture Trustee shall be conferred or imposed upon and exercised or performed by the Indenture Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Indenture Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed the Indenture Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Collateral or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Indenture Trustee;

(ii)           no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

(iii)          the Indenture Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

(c)           Any notice, request or other writing given to the Indenture Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them.  Every instrument appointing any separate trustee or co-trustee shall refer to this Indenture and the conditions of this Section 6.10.  Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Indenture Trustee or separately, as may be provided therein, subject to all the provisions of this Indenture, specifically including every provision of this Indenture relating to the conduct of, affecting the liability of, or affording protection to, the Indenture Trustee.  Every such instrument shall be filed with the Indenture Trustee.

(d)           Any separate trustee or co-trustee may at any time constitute the Indenture Trustee, its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Indenture on its behalf and in its name.  If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Indenture Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

Section 6.11.          Eligibility; Disqualification.

The Indenture Trustee and Note Administrator each shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition and its long-term unsecured debt shall be rated at least “Baa3” by Moody’s, at least “BBB-” by Standard & Poor’s and subject to supervision or examination by Federal or state authority.  If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 6.11, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.  If at any time the Indenture Trustee or the Note Administrator shall cease to be eligible in accordance with the provisions of this Section 6.11, such entity shall resign immediately in the manner and with the effect hereinafter specified in this Article VI.

Section 6.12.          Tax Returns.

In the event the Trust shall be required to file tax returns, the Servicer shall prepare or shall cause to be prepared such tax returns and shall provide such tax returns to the Owner Trustee for signature at least five (5) days before such tax returns are due to be filed.  The Servicer, in accordance with the terms of each Indenture Supplement, shall also prepare or shall cause to be prepared all tax information required by law to be distributed to Noteholders and the O/C Holder and shall deliver such information to the Owner Trustee, the Indenture Trustee and the Note Administrator at least five (5) days prior to the date it is required by law to be distributed to Noteholders and the O/C Holder.  The Owner Trustee, upon written request, will furnish the Servicer with all such information known to the Owner Trustee as may be reasonably requested and required in connection with the preparation of all tax returns of the Trust, and shall, upon request, execute such returns.  In no event shall the Owner Trustee be personally liable for any liabilities, costs or expenses of the Trust, any Noteholder or the O/C Holder arising under any tax law, including without limitation, federal, state or local income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto arising from a failure to comply therewith).

Section 6.13.          Representations and Covenants of the Indenture Trustee and the Note Administrator.

(a)           The Indenture Trustee represents, warrants and covenants that:

(i)            The Indenture Trustee is a national banking association;

(ii)           The Indenture Trustee has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and the other Transaction Documents to which it is a party; and

(iii)          Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Indenture Trustee and constitutes its legal, valid and binding obligation in accordance with its terms.

(b)           The Note Administrator represents, warrants and covenants that:

(i)            The Note Administrator is a national association;

(ii)           The Note Administrator has full power and authority to deliver and perform this Indenture and has taken all necessary action to authorize the execution, delivery and performance by it of this Indenture and the other Transaction Documents to which it is a party; and

(iii)          Each of this Indenture and the other Transaction Documents to which it is a party has been duly executed and delivered by the Note Administrator and constitutes its legal, valid and binding obligation in accordance with its terms.

Section 6.14.          Custody of the Collateral.

The Note Administrator, on behalf of the Indenture Trustee, shall hold a CD-Rom consisting of a schedule of the Receivables and the Trust Accounts and all instruments, deposit accounts, negotiable documents, money, goods, letters of credit, and advices of credit constituting a part thereof in the State of New York.  The Note Administrator, on behalf of the Indenture Trustee, shall hold such of the Collateral as constitutes investment property through a securities intermediary, which securities intermediary shall agree with the Note Administrator, on behalf of the Indenture Trustee, that (a) such investment property shall at all times be credited to a securities account of the Indenture Trustee, (b) such securities intermediary shall treat the Note Administrator, on behalf of the Indenture Trustee, as entitled to exercise the rights that comprise each financial asset credited to such securities account, (c) all property credited to such securities account shall be treated as financial assets, (d) such securities intermediary shall comply with entitlement orders originated by the Note Administrator, on behalf of the Indenture Trustee, without the further consent of any other person or entity, (e) such securities intermediary shall not agree with any person or entity other than the Note Administrator, on behalf of the Indenture Trustee, to comply with entitlement orders originated by any person or entity other than the Note Administrator, on behalf of the Indenture Trustee, (f) such securities accounts and the property credited thereto shall not be subject to any lien, security interest, right of set-off, or encumbrance in favor of such securities intermediary or anyone claiming through it (other than the Indenture Trustee), (g) such agreement shall be governed by the laws of the State of New York, and (h) such securities intermediary’s jurisdiction for purposes of the UCC shall be with the State of New York.  Terms used in this Section 6.14 that are defined in the New York UCC and not otherwise defined herein shall have the meaning set forth in the New York UCC. Except as permitted by this Section 6.14, the Indenture Trustee shall not hold any part of the Collateral through an agent or a nominee.

ARTICLE VII

NOTEHOLDERS’ LIST AND REPORTS BY INDENTURE TRUSTEE AND ISSUER

Section 7.01.          Issuer to Furnish Indenture Trustee Names and Addresses of Noteholders.

The Issuer will furnish or cause to be furnished to the Indenture Trustee and the Note Administrator (a) upon each transfer of a Note, a list, in such form as the Indenture Trustee and the Note Administrator may reasonably require, of the names, addresses and taxpayer identification numbers of the Noteholders as they appear on the Note Register as of the most recent Record Date, and (b) at such other times, as the Indenture Trustee and the Note Administrator may request in writing, within five (5) Business Days after receipt by the Issuer of any such request, a list of similar form and content as of a date not more than ten (10) days prior to the time such list is furnished; provided, however, that for so long as the Note  Administrator is the Transfer Agent and Registrar, no such list shall be required to be furnished.

Section 7.02.          Preservation of Information; Communications to Noteholders.

The Note Administrator shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Noteholders contained in the most recent list furnished to the Note Administrator as provided in Section 2.09 or 7.01 and the names, addresses and taxpayer identification numbers of the Noteholders received by the Note Administrator in its capacity as Transfer Agent and Registrar.  The Note Administrator may destroy any list furnished to it as provided in Section 2.09 or 7.01 upon receipt of a new list so furnished.

ARTICLE VIII

ALLOCATION AND APPLICATION OF COLLECTIONS

Section 8.01.          Collection of Money.

Except as otherwise expressly provided herein and in the related Indenture Supplement, the Indenture Trustee and the Note Administrator may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Indenture Trustee and/or the Note Administrator, as the case may be, pursuant to this Indenture.  The Indenture Trustee and the Note Administrator shall hold all such money and property received by it in trust for the Noteholders and shall apply it as provided in this Indenture.  Except as otherwise expressly provided in this Indenture, if any default occurs in the making of any payment or performance under the Transfer and Servicing Agreement or any other Transaction Document, the Indenture Trustee may, and upon the request of the Majority Noteholders of an affected Series shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings.  Any such action shall be without prejudice to any right to claim a Redemption Event or a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article V hereof.

Section 8.02.          Rights of Noteholders.

The Collateral shall secure the obligation of the Trust to pay to the Holders of the Notes of each Series principal and interest and other amounts payable pursuant to this Indenture and the related Indenture Supplement.  Except as specifically set forth in the Indenture Supplement with respect thereto, the Notes of any Series or Class shall not have rights to payment from any Series Account or Series Enhancement allocated solely for the benefit of any other Series or Class.

Section 8.03.          Establishment of Collection Account.

The Issuer, for the benefit of the Noteholders and the holder of any other interest in the Receivables as specified in the related Indenture Supplement, shall establish and maintain with the Note Administrator or its nominee in the name of the Indenture Trustee, on behalf of the Trust, one or more Qualified Accounts (including any subaccount thereof) bearing a designation clearly indicating that the funds and other property credited thereto are held for the benefit of the Noteholders (collectively, the “Collection Account”).  The Note Administrator, on behalf of the Indenture Trustee, shall possess all right, title and interest in all monies, instruments, investment property, documents, certificates of deposit and other property credited from time to time to the Collection Account and in all proceeds, earnings, income, revenue, dividends and distributions thereof for the benefit of the Noteholders.

The Collection Account shall be under the sole dominion and control of the Note Administrator for the benefit of the Noteholders.  Except as expressly provided in this Indenture and the Transfer and Servicing Agreement, the Issuer agrees that it shall have no right of setoff or banker’s lien against, and no right to otherwise deduct from, any funds held in the Collection Account for any amount owed to it by the Indenture Trustee, the Note Administrator, the Transferor, any Noteholder or any Series Enhancer.  If, at any time, the Collection Account ceases to be a Qualified Account, the Note Administrator (or the Issuer on its behalf) shall within ten (10) Business Days (or such longer period, not to exceed thirty (30) calendar days, as to which each Rating Agency may consent) establish a new Collection Account meeting the conditions specified above, transfer any monies, documents, instruments, investment property, certificates of deposit and other property to such new Collection Account and from the date such new Collection Account is established, it shall be the “Collection Account.”

Funds on deposit in the Collection Account (other than investment earnings and amounts deposited pursuant to Section 2.06, 6.01, or 7.01 of the Transfer and Servicing Agreement or Section 11.02 of this Indenture) shall at the written direction of the Servicer be invested by the Note Administrator in Eligible Investments selected by the Servicer.  All such Eligible Investments shall be held by the Note Administrator for the benefit of the Noteholders pursuant to Section 6.14.  Investments of funds representing Collections collected during any Monthly Period shall be invested in Eligible Investments that will mature so that such funds will be available no later than the close of business on each monthly Transfer Date following such Monthly Period.  No such Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Note Administrator shall sell, liquidate or dispose of any such Eligible Investment before its maturity, at the written direction of the Servicer, if, prior to the maturity of such Eligible Investment, a default occurs in the payment of principal, interest or any other amount with respect to such Eligible Investment.  Unless directed by the Servicer, funds deposited in the Collection Account on a Transfer Date with respect to the immediately succeeding Distribution Date are not required to be invested overnight.  On each Distribution Date, all interest and other investment earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be treated as Finance Charge Collections, except as otherwise specified in any Indenture Supplement.  The Note Administrator shall bear no responsibility or liability for any losses resulting from investment or reinvestment of any funds in accordance with this Section 8.03 nor for the selection of Eligible Investments in accordance with the provisions of this Indenture and any Indenture Supplement (other than Eligible Investments on which the institution acting as Note Administrator is an obligor).

Section 8.04.          Collections; Daily Release of Collections; Allocations.

(a)           The Servicer will instruct the Note Administrator to apply on behalf of the Indenture Trustee all funds on deposit in the Collection Account as described in this Article VIII and in each Indenture Supplement.  Except as otherwise provided below, the Servicer shall deposit Collections into the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following the Date of Processing.

(b)           Provided that the conditions for the daily release of Collections of Receivables set forth in the applicable Indenture Supplement are satisfied, the Note Administrator will release Collections of Receivables to the Transferor pursuant to and subject to the terms and conditions of such Indenture Supplement on each day for the purchase of Principal Receivables by the Issuer up to the amount required to purchase all newly created Principal Receivables that are not Non-Conforming Terms Change Receivables.

(c)           Collections of Finance Charge Receivables, Principal Receivables and Defaulted Receivables will be allocated to each Series and to the Transferor in accordance with this Article VIII and each Indenture Supplement and amounts so allocated to any Series will not, except as specified in the related Indenture Supplement, be available to the Noteholders or the O/C Holder of any other Series.  All other amounts not otherwise allocated to a Series shall be allocated to the Transferor Amount.  Allocations of the foregoing amounts among the Holders of the Notes, the O/C Holder and the Transferor, among the Series and among the Classes in any Series, shall be set forth in the related Indenture Supplement or Indenture Supplements.

(d)           The Note Administrator, at the direction of the Servicer and on behalf of the Indenture Trustee, shall within two Business Days of each Deposit Date withdraw from the Collection Account and distribute to the Transferor all Collections allocated to the Transferor, except to the extent previously released and paid by the Issuer to the Transferor for the purchase of Principal Receivables pursuant to subsection 8.04(b) above and the related Indenture Supplement.

Section 8.05.          Shared Principal Collections.

On each Distribution Date, (a) the Note Administrator, at the written direction of the  Servicer received no later than the Determination Date and on behalf of the Indenture Trustee, shall allocate Shared Principal Collections (as described below) to each Principal Sharing Series, pro rata, in proportion to the Principal Shortfalls, if any, with respect to each such Series and (b) the Servicer shall withdraw from the Collection Account and pay to the Issuer an amount equal to the excess, if any, of (x) the aggregate amount for all outstanding Series of Collections of Principal Receivables which the related Indenture Supplements specify are to be treated as “Shared Principal Collections” for such Distribution Date over (y) the aggregate amount for all outstanding Series which the related Indenture Supplements specify are “Principal Shortfalls” for such Series and for such Distribution Date.

Section 8.06.          [Reserved].

Section 8.07.          Release of Collateral; Eligible Loan Documents.

(a)           The Indenture Trustee may, and when required by the provisions of this Indenture shall, execute instruments prepared by and at the expense of the Issuer to release property from the lien of this Indenture, or convey the Indenture Trustee’s interest in the same, in a manner and under circumstances which are consistent with the provisions of this Indenture.  No party relying upon an instrument executed by the Indenture Trustee as provided in this Article VIII shall be bound to ascertain the Indenture Trustee’s authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

(b)           In order to facilitate the servicing of the Receivables by the Servicer, the Indenture Trustee upon Issuer Order shall authorize the Servicer to execute in the name and on behalf of the Indenture Trustee instruments of satisfaction or cancellation, or of partial or full release or discharge, and other comparable instruments with respect to the Receivables (and the Indenture Trustee shall execute any such documents on request of the Servicer), subject to the obligations of the Servicer under the Transfer and Servicing Agreement.

(c)           The Indenture Trustee shall, at such time as there are no Notes outstanding, release and transfer to the O/C Holder, without recourse, all of the Collateral that secured the Notes (other than any cash held for the payment of the Notes pursuant to Section

4.02).  The Indenture Trustee shall release property from the lien of this Indenture pursuant to this Section 8.07(c) only upon receipt of an Issuer Order accompanied by an Officer’s Certificate and an Opinion of Counsel.

(d)           Notwithstanding anything to the contrary in this Indenture, the Transfer and Servicing Agreement and the Trust Agreement, immediately prior to the release of any portion of the Collateral or any funds on deposit in the Series Accounts pursuant to this Indenture after payment in full of the Notes of a Series, the Indenture Trustee shall remit to the O/C Holder for its own account any funds with respect to such Series that, upon such release, would otherwise be remitted to the Issuer.

Section 8.08.          Opinion of Counsel.

The Indenture Trustee shall receive at least seven (7) days notice when requested by the Issuer to take any action pursuant to subsection 8.07(a), accompanied by copies of any instruments involved, and the Indenture Trustee shall also require, as a condition to such action, an Opinion of Counsel (which shall be obtained at the expense of the Issuer), in form and substance reasonably satisfactory to the Indenture Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with and such action will not materially and adversely impair the security for the Notes or any other interests in the Receivables specified in the related Indenture Supplement or the rights of the Noteholders or holders of such other interests in contravention of the provisions of this Indenture; provided, however, that such Opinion of Counsel shall not be required to express an opinion as to the fair value of the Collateral. The counsel rendering any such opinion may rely, without independent investigation, on the accuracy and validity of any certificate or other instrument delivered to the Indenture Trustee in connection with any such action.

ARTICLE IX

DISTRIBUTIONS AND REPORTS TO NOTEHOLDERS

Distributions shall be made to, and reports shall be provided to, Noteholders as set forth in the applicable Indenture Supplement.  The identity of the Noteholders with respect to distributions and reports shall be determined according to the immediately preceding Record Date.

ARTICLE X

SUPPLEMENTAL INDENTURES

Section 10.01.        Supplemental Indentures Without Consent of Noteholders.

(a)           Without the consent of the Holders of any Notes, but upon satisfaction of the Rating Agency Condition, the Issuer, the Note Administrator and the Indenture Trustee, when authorized by an Issuer Order, at any time and from time to time, may enter into one or more indentures supplemental hereto for any of the following purposes:

(i)            to correct or enhance the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Indenture

Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property;

(ii)           to evidence the succession, in compliance with Section 3.11 hereof, of another Person to the Issuer, and the assumption by any such successor of the covenants of the Issuer contained herein, in the Notes and in the O/C Certificate;

(iii)          to add to the covenants of the Issuer, for the benefit of the Holders of the Notes, or to surrender any right or power herein conferred upon the Issuer;

(iv)          to convey, transfer, assign, mortgage or pledge any property to or with the Indenture Trustee;

(v)           to cure any ambiguity, to correct or supplement any provision herein or in any supplemental indenture that may be inconsistent with any other provision herein or in any supplemental indenture or to make any other provisions with respect to matters or questions arising under this Indenture or in any supplemental indenture; provided that such action shall not adversely affect the interests of the Holders of any Series or Class of Outstanding Notes;

(vi)          to evidence and provide for the acceptance of the appointment hereunder by a successor indenture trustee or successor note administrator with respect to the Notes and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one indenture trustee, pursuant to the requirements of Article VI;

(vii)         to provide for the issuance of one or more new Series of Notes, in accordance with the provisions of Section 2.11 hereof;

(viii)        to provide for the termination of any interest rate swap agreement or other form of credit enhancement in accordance with the provisions of the related Indenture Supplement; or

(ix)           to provide for the listing of one or more Classes of any Series of Notes on any securities exchange.

The Indenture Trustee and the Note Administrator are each hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained.

(b)           The Issuer, the Note Administrator and the Indenture Trustee, when authorized by an Issuer Order, may, also without the consent of any Noteholders of any Series then Outstanding but upon satisfaction of the Rating Agency Condition with respect to the Notes of all Series, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or of modifying in any manner the rights of the Holders of the Notes under this Indenture; provided, however that (i) the O/C Holder shall have delivered to the Indenture Trustee and the Note Administrator an Officer’s Certificate, dated the date of any such action, stating that the O/C Holder reasonably believes that such action will not have an Adverse Effect and (ii) a Tax Opinion shall have been delivered to each Rating Agency.  Additionally, notwithstanding the preceding sentence, the Issuer, the Note Administrator and the Indenture

Trustee, when authorized by an Issuer Order, may, without the consent of any Noteholders of any Series then Outstanding or the Series Enhancers for any Series, enter into an indenture or indentures supplemental hereto to add, modify or eliminate such provisions as may be necessary or advisable in order to enable all or a portion of the Trust (i) to qualify as, and to permit an election to be made to cause the Trust to be treated as, a “financial asset securitization investment trust” as described in the provisions of Section 860L of the Code, and (ii) to avoid the imposition of state or local income or franchise taxes imposed on the Trust’s property or its income; provided, however, that (i) the O/C Holder delivers to the Indenture Trustee, the Note Administrator and the Owner Trustee an Officer’s Certificate to the effect that the proposed amendments meet the requirements set forth in this subsection 10.01(b), (ii) the Rating Agency Condition will have been satisfied and (iii) such amendment does not affect the rights, duties or obligations of the Indenture Trustee, the Note Administrator or the Owner Trustee hereunder.

Notes held by the Transferor or any of its Affiliates or agents (to the extent actually known to be held by a Responsible Officer of the Indenture Trustee) will not be considered in the determination of (i) whether the requisite percentage of Notes Outstanding has been obtained in support of any amendment under this Section 10.01 and (ii) the amount of Notes Outstanding in connection with the calculation of such requisite percentage.

Section 10.02.        Supplemental Indentures with Consent of Noteholders.

The Issuer, the Note Administrator and the Indenture Trustee, when authorized by an Issuer Order, also may, upon satisfaction of the Rating Agency Condition and with the consent of the Majority Noteholders of each adversely affected Series of Notes, by Act of such Holders delivered to the Issuer, the Note Administrator and the Indenture Trustee, enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, changing in any manner or eliminating any of the provisions of this Indenture or of modifying in any manner the rights of such Noteholders under this Indenture; provided, however that no such supplemental indenture shall, without the consent of the Holder of each outstanding Note adversely affected thereby:

(a)           change the due date of any installment of principal of or interest on any Note, or reduce the principal amount thereof, the interest rate specified thereon or the redemption price with respect thereto or change any place of payment where, or the coin or currency in which, any Note or any interest thereon is payable;

(b)           impair the right to institute suit for the enforcement of the provisions of this Indenture requiring the application of funds available therefor, as provided in Article V, to the payment of any such amount due on the Notes on or after the respective due dates thereof (or, in the case of redemption, on or after the Redemption Date);

(c)           reduce the percentage of the Outstanding Amount of the Notes of any Series outstanding the consent of the Holders of which is required for any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain defaults hereunder and their consequences as provided for in this Indenture;

(d)           reduce the percentage of the Outstanding Amount of the Notes of any Series outstanding the consent of the Holders of which is required to direct the Indenture Trustee to sell or liquidate the Collateral if the proceeds of such sale would be insufficient to pay the principal amount and accrued but unpaid interest on the outstanding Notes of such Series;

(e)           decrease the percentage of the Outstanding Amount of the Notes of any Series required to amend the sections of this Indenture which specify the applicable percentage of the Outstanding Amount of the Notes of such Series necessary to amend the Indenture or any Transaction Documents which require such consent;

(f)            modify or alter the provisions of this Indenture prohibiting the voting of Notes held by the Trust, any other obligor on the Notes, an Accounts Owner or any affiliate thereof; or

(g)           permit the creation of any Lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of the Collateral for any Notes or, except as otherwise permitted or contemplated herein, terminate the lien of this Indenture on any such Collateral at any time subject hereto or deprive the Holder of any Note or the holder of any other interest in the Receivables as specified in the related Indenture Supplement of the security provided by the Lien of this Indenture.

Notes held by the Transferor or any of its Affiliates or agents (to the extent actually known to be held by a Responsible Officer of the Indenture Trustee) will not be considered in the determination of (i) whether the requisite percentage of Notes Outstanding has been obtained in support of any amendment under this Section 10.02 and (ii) the amount of Notes Outstanding in connection with the calculation of such requisite percentage.

It shall not be necessary for any Act of Noteholders under this Section 10.02 to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

Promptly after the execution by the Issuer, the Note Administrator and the Indenture Trustee of any supplemental indenture pursuant to this Section 10.02, the Note Administrator shall mail to the Holders of the Notes to which such supplemental indenture relates written notice setting forth in general terms the substance of such supplemental indenture.  Any failure of the Note Administrator to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.03.        Execution of Supplemental Indentures.

In executing, or permitting the additional trusts created by, any supplemental indenture permitted by this Article X or the modification thereby of the trusts created by this Indenture, the Indenture Trustee and the Note Administrator shall be entitled to receive, and subject to Sections 6.01 and 6.02, shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture.  The Indenture Trustee, the Note Administrator or Owner Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Indenture Trustee’s, the Note Administrator’s or Owner Trustee’s (as such or in its individual capacity) own rights, duties, liabilities, benefits, protections, privileges or immunities under this Indenture or otherwise.

Section 10.04.        Effect of Supplemental Indenture.

Upon the execution of any supplemental indenture under this Article X, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes, and every Holder of Notes theretofore or thereafter authenticated and delivered hereunder shall be bound thereby.

Section 10.05.        Reference in Notes to Supplemental Indentures.

Notes authenticated and delivered after the execution of any supplemental indenture pursuant to this Article X may, and if required by the Note Administrator shall, bear a notation in form approved by the Note Administrator as to any matter provided for in such supplemental indenture.  If the Issuer shall so determine, new Notes so modified as to conform to any such supplemental indenture may be prepared and executed by the Issuer and authenticated and delivered by the Note Administrator in exchange for the Outstanding Notes.

ARTICLE XI

TERMINATION

Section 11.01.        Termination of Trust.

The Trust and the respective obligations and responsibilities of the Indenture Trustee and the Note Administrator created hereby (other than the obligation of the Note Administrator to make payments to Noteholders as hereinafter set forth) shall terminate, except with respect to the duties described in subsection 11.02(b), as provided in the Trust Agreement.

Section 11.02.        Final Distribution.

(a)           The Servicer shall give the Indenture Trustee and the Note Administrator at least thirty (30) days prior notice of the Distribution Date on which the Noteholders of any Series or Class or the O/C Holder may surrender their Notes or O/C Certificate, as applicable, for payment of the final distribution on and cancellation of such Notes (or, in the event of a final distribution resulting from the application of Section 2.06, 6.01 or 7.01 of the Transfer and Servicing Agreement, notice of such Distribution Date promptly after the Servicer has determined that a final distribution will occur, if such determination is made less than thirty (30) days prior to such Distribution Date).  Such notice shall be accompanied by an Officer’s Certificate setting forth the information specified in Section 3.05 of the Transfer and Servicing Agreement covering the period during the then-current calendar year through the date of such notice.  Not later than the fifth day of the month in which the final distribution in respect of such Series or Class is payable to Noteholders, the Note Administrator shall provide notice to Noteholders of such Series or Class specifying (i) the date upon which final payment of such Series or Class will be made upon presentation and surrender of Notes of such Series or Class at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such payment date is not applicable, payments being made only upon presentation and surrender of such Notes at the office or offices therein specified.  The Note Administrator shall give such notice to the Transfer Agent and Registrar, the Indenture Trustee and the Paying Agent at the time such notice is given to Noteholders.

(b)           Notwithstanding a final distribution to the Noteholders of any Series or Class (or the termination of the Trust), except as otherwise provided in this paragraph, all funds then on deposit in the Collection Account and any Series Account allocated to such Noteholders shall continue to be held in trust for the benefit of such Noteholders and the Paying Agent or the Note Administrator shall remit such funds to such Noteholders upon surrender of their Notes, if certificated.  In the event that all such Noteholders shall not surrender their Notes for cancellation within six (6) months after the date specified in the notice from the Indenture Trustee described in paragraph (a), the Note Administrator shall give a second notice to the remaining such

Noteholders to surrender their Notes for cancellation and receive the final distribution with respect thereto.  If within one year after the second notice all such Notes shall not have been surrendered for cancellation, the Note Administrator may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining such Noteholders concerning surrender of their Notes, and the cost thereof shall be paid out of the funds in the Collection Account or any Series Account held for the benefit of such Noteholders.  The Note Administrator and the Paying Agent shall pay to the Issuer any monies held by them for the payment of principal or interest that remains unclaimed for two (2) years.  After payment to the Issuer, Noteholders entitled to the money must look to the Issuer for payment as general creditors unless an applicable abandoned property law designates another Person.

Section 11.03.        Termination Distributions.

Upon the termination of the Trust pursuant to the terms of the Trust Agreement, the Indenture Trustee shall assign and convey to the Issuer or any of its designees, without recourse, representation or warranty, all right, title and interest of the Trust in the Receivables, whether then existing or thereafter created, all Interchange and Recoveries related thereto, all monies due or to become due and all amounts received or receivable with respect thereto (including all monies then held in the Collection Account or any Series Account) and all proceeds thereof, except for amounts held by the Indenture Trustee pursuant to subsection 11.02(b).  The Indenture Trustee shall execute and deliver such instruments of transfer and assignment, in each case without recourse, as shall be prepared by and reasonably requested by the Issuer to vest in the Issuer or any of its designees all right, title and interest which the Indenture Trustee had in the Collateral and such other property.

ARTICLE XII

MISCELLANEOUS

Section 12.01.        Compliance Certificates and Opinions etc.

(a)           Upon any application or request by the Issuer to the Indenture Trustee  or Note Administrator to take any action under any provision of this Indenture, the Issuer shall furnish to the Indenture Trustee and Note Administrator (i) an Officer’s Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and (ii) an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that, in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture, no additional certificate or opinion need be furnished.

Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

(i)            a statement that each signatory of such certificate or opinion has read or has caused to be read such covenant or condition and the definitions herein relating thereto;

(ii)           a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

(iii)          a statement that, in the opinion of each such signatory, such signatory has made such examination or investigation as is necessary to enable such signatory to express an informed opinion as to whether or not such covenant or condition has been complied with; and

(iv)          a statement as to whether, in the opinion of each such signatory, such condition or covenant has been complied with.

(b)           (i)  Prior to the deposit of any Collateral or other property or securities with the Indenture Trustee that is to be made the basis for the release of any property or securities subject to the lien of this Indenture, the Issuer shall, in addition to any obligation imposed in subsection 12.01(a) or elsewhere in this Indenture, furnish to the Indenture Trustee and Note Administrator an Officer’s Certificate certifying or stating the opinion of each person signing such certificate as to the fair value (within ninety (90) days of such deposit) to the Issuer of the Collateral or other property or securities to be so deposited.

(ii)           [Reserved].

(iii)          Other than with respect to the release of any Defaulted Receivables and Receivables in Removed Receivables, whenever any property or securities are to be released from the lien of this Indenture, the Issuer shall also furnish to the Indenture Trustee  and the Note Administrator an Officer’s Certificate certifying or stating the opinion of each Person signing such certificate as to the fair value (within ninety (90) days of such release) of the property or securities proposed to be released and stating that in the opinion of such Person the proposed release will not impair the security under this Indenture in contravention of the provisions hereof.

(iv)          [Reserved].

(v)           Notwithstanding any other provision of this Section 12.01, the Issuer may (A) collect, liquidate, sell or otherwise dispose of Receivables as and to the extent permitted or required by the Transaction Documents and (B) make cash payments out of the Series Accounts as and to the extent permitted or required by the Transaction Documents.

Section 12.02.        Form of Documents Delivered to Indenture Trustee.

In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

Any certificate or opinion of an Authorized Officer of the Issuer may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such officer’s certificate or opinion is based are erroneous.  Any such certificate of an Authorized Officer or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Servicer, an Accounts Owner, the

O/C Holder, the Issuer or the Administrator, stating that the information with respect to such factual matters is in the possession of the Servicer, an Accounts Owner, the O/C Holder, the Issuer or the Administrator, unless such an Authorized Officer or Counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

Where any Person is required to make, give or execute two (2) or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Whenever in this Indenture, in connection with any application or certificate or report to the Indenture Trustee and the Note Administrator, it is provided that the Issuer shall deliver any document as a condition of the granting of such application, or as evidence of the Issuer’s compliance with any term hereof, it is intended that the truth and accuracy, at the time of the granting of such application or at the effective date of such certificate or report (as the case may be), of the facts and opinions stated in such document shall in such case be conditions precedent to the right of the Issuer to have such application granted or to the sufficiency of such certificate or report.  The foregoing shall not, however, be construed to affect the Indenture Trustee’s or the Note Administrator’s right to rely upon the truth and accuracy of any statement or opinion contained in any such document as provided in Article VI.

Section 12.03.        Acts of Noteholders.

(a)           Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Noteholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Noteholders in person or by agent duly appointed in writing and satisfying any requisite percentages as to minimum number or dollar value of outstanding principal amount represented by such Noteholders; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Indenture Trustee, and, where it is hereby expressly required, to the Issuer.  Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the “Act” of the Noteholders signing such instrument or instruments.  Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Indenture Trustee and the Issuer, if made in the manner provided in this Section 12.03.

(b)           The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Indenture Trustee deems sufficient.

(c)           The ownership of Notes shall be proved by the Note Register.

(d)           Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Notes shall bind the Holder (and any transferee thereof) of every Note issued upon the registration thereof in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Indenture Trustee or the Issuer in reliance thereon, whether or not notation of such action is made upon such Note.

Section 12.04.        Notices, Etc. to Indenture Trustee and Issuer.

Any request, demand, authorization, direction, notice, consent, waiver or Act of Noteholders or other documents provided or permitted by the Agreement to be made upon, given or furnished to, or filed with:

(a)           the Indenture Trustee by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to the Indenture Trustee to or with the Indenture Trustee at its Corporate Trust Office;

(b)           the Issuer by the Indenture Trustee or by any Noteholder shall be sufficient for every purpose hereunder if in writing and mailed, first-class postage prepaid, to the Issuer addressed to it at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890-0001, Attention:  Corporate Trust Administration, or at any other address previously furnished in writing to the Indenture Trustee by the Issuer.  A copy of each notice to the Issuer shall be sent in writing and mailed, first-class postage prepaid, to the Administrator at 245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia 30346; or

(c)           the Note Administrator by any Noteholder or by the Issuer shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to a Responsible Officer, by facsimile transmission or by other means acceptable to the Note Administrator to or with the Note Administrator at its Corporate Trust Office.

Section 12.05.        Notices to Noteholders; Waiver.

Where the Indenture provides for notice to Noteholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed by registered or certified mail or first class postage prepaid or national overnight courier service to each Noteholder affected by such event, at its address as it appears on the Note Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.  In any case where notice to Noteholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Noteholder shall affect the sufficiency of such notice with respect to other Noteholders, and any notice which is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.  Waivers of notice by Noteholders shall be filed with the Indenture Trustee but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Noteholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice as shall be satisfactory to the Indenture Trustee shall be deemed to be a sufficient giving of such notice.

Where this Indenture provides for notice to any Rating Agency, failure to give such notice shall not affect any other rights or obligations created hereunder and shall not under any circumstance constitute a Default or Event of Default.

Section 12.06.        Alternate Payment and Notice Provisions.

Notwithstanding any provision of this Indenture or any of the Notes to the contrary, the Issuer, with the prior written consent of the Indenture Trustee, which consent may be withheld in the Indenture Trustee’s sole discretion, may enter into any agreement with any Holder of a Note providing for a method of payment, or notice by the Indenture Trustee or any Paying Agent to such Holder, that is different from the methods provided for in this Indenture for such payments or notices.  The Issuer will furnish to the Indenture Trustee a copy of each such agreement and the Indenture Trustee will cause payments to be made and notices to be given in accordance with such agreements.

Section 12.07.        Effect of Headings and Table of Contents.

The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

Section 12.08.        Successors and Assigns.

All covenants and agreements in this Indenture by the Issuer and the Indenture Trustee shall bind its successors and assigns, whether so expressed or not.

Section 12.09.        Severability.

In case any provision in this Indenture or in the Notes shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 12.10.        Benefits of Indenture.

Nothing in this Indenture or in the Notes, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, the Noteholders, the Servicer, the Owner Trustee, the O/C Holder and the Transferor, any benefit.

Section 12.11.        Legal Holidays.

In any case where the date on which any payment is due shall not be a Business Day, then (notwithstanding any other provision of the Notes or this Indenture) payment need not be made on such date, but may be made on the next succeeding Business Day with the same force and effect as if made on the date on which nominally due, and no interest shall accrue for the period from and after any such nominal date.

Section 12.12.        GOVERNING LAW.

THIS INDENTURE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 12.13.        Counterparts.

This Indenture may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 12.14.        Trust Obligation.

No recourse may be taken, directly or indirectly, with respect to the obligations of the Issuer, the Owner Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Indenture Trustee on the Notes or any O/C Certificate or under this Indenture or any certificate or other writing delivered in connection herewith or therewith, against (i) the Indenture Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Owner Trustee in its individual capacity, (ii) any owner of a beneficial interest in the Issuer or (iii) any partner, owner, beneficiary, agent, officer, director, employee or agent of the Indenture Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Owner Trustee in its individual capacity, any holder of a beneficial interest in the Issuer, the Owner Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Indenture Trustee or of any successor or assign of the Indenture Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator or the Owner Trustee in its individual capacity, except as any such Person may have expressly agreed (it being understood that the Indenture Trustee, the Certificate Trustee, the Certificate Administrator, the Note Administrator and the Owner Trustee have no such obligations in their individual capacity) and except that any such partner, owner or beneficiary shall be fully liable, to the extent provided by applicable law, for any unpaid consideration for stock, unpaid capital contribution or failure to pay any installment or call owing to such entity.  For all purposes of this Indenture, in the performance of any duties or obligations hereunder, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 12.15.        No Petition.

The Indenture Trustee and the Note Administrator, by entering into this Indenture, and each Noteholder, by accepting a Note, hereby covenant and agree that they will not at any time institute against the Issuer, or join in instituting against the Issuer or the Transferor, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law.

Section 12.16.        Limitation of Liability.  Notwithstanding any other provision herein or elsewhere, this Indenture has been executed and delivered by Wilmington Trust Company, not in its individual capacity, but solely in its capacity as Owner Trustee of the Trust.  In no event shall Wilmington Trust Company in its individual capacity have any liability in respect of the representations, warranties, or obligations of the Trust hereunder or under any other document, as to all of which recourse shall be had solely to the assets of the Trust, and for all purposes of this Agreement and each other document, the Owner Trustee (as such or in its individual capacity) shall be subject to, and entitled to the benefits of, the terms and provisions of the Trust Agreement.

Section 12.17.      Certain Commercial Law Representations and Warranties.  The Issuer hereby makes the following representations and warranties.  Such representations and warranties shall survive until the termination of this Indenture.  Such representations and warranties speak of the date that a security interest in the Collateral (as defined below) is granted to the Indenture Trustee but shall not be waived by any of the parties to this Indenture unless the Rating Agency Condition is satisfied with respect to such waiver.

(a)           This Indenture creates a valid and continuing security interest (as defined in the applicable UCC) in favor of the Indenture Trustee in the Receivables described in the Granting Clause of this Indenture (the “Collateral”), which security interest is prior to all other Liens, and is enforceable as such against creditors of and purchasers from the Issuer.

(b)           The Collateral constitutes an “account” within the meaning of the applicable UCC.

(c)           At the time of its grant of any security interest in the Collateral pursuant to this Indenture, the Issuer owned and had good and marketable title to the Collateral free and clear of any lien, claim or encumbrance of any Person other than the Indenture Trustee.

(d)           The Issuer has caused or will have caused, within ten (10) days of the initial execution of this Indenture, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the security interest in the Collateral granted to the Indenture Trustee pursuant to this Indenture.

(e)           The Issuer has registered the Indenture Trustee as the registered owner of the Collateral.

(f)            Other than the security interest granted to the Indenture Trustee pursuant to this Indenture, the Issuer has not pledged, assigned, sold, granted a security interest in, or otherwise conveyed the Collateral.  The Issuer has not authorized the filing of and is not aware of any financing statements against the Issuer that include a description of the Collateral other than any financing statement relating to the security interest granted to the Indenture Trustee pursuant to this Indenture or that has been terminated.  The Issuer is not aware of any judgment or tax lien filings against the Issuer.

IN WITNESS WHEREOF, the Issuer and the Indenture Trustee have caused this Indenture to be duly executed by their respective officers thereunto duly authorized and attested, all as of the day and year first above written.

CSGQ TRUST,
as Issuer

By: Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee

By:
Name:
Title:

U.S. BANK NATIONAL ASSOCIATION,
as Indenture Trustee

By:
Name:
Title:

CITIBANK, N.A.,
as Note Administrator

By:
Name:
Title:

[Signature Page toed Master Indenture]

Acknowledged and Accepted:

COMPUCREDIT CORPORATION,
as Servicer

By:
Name:
Title:

CSG FUNDING, LLC,
as O/C Holder

By:
Name:
Title:

PACCT, LLC,
as Transferor

By:
Name:
Title:

[Signature Page to Master Indenture]